Exhibit 2.1

                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

                                  by and among

                         CARDIOTECH INTERNATIONAL, INC.,

                             GISH ACQUISITION CORP.

                                       and

                              GISH BIOMEDICAL, INC.

                                October 25, 2002





















                     ELLENOFF GROSSMAN SCHOLE & CYRULI, LLP
                              370 Lexington Avenue
                            New York, New York 10017

                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

     THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (the "Agreement") is made as of October 25, 2002 (the "Execution Date") by and among CARDIOTECH INTERNATIONAL, INC., a Massachusetts corporation ("Parent"), GISH ACQUISITION CORP., a Delaware corporation ("Merger Sub"), and GISH BIOMEDICAL, INC., a California corporation (the "Company").

                                    RECITALS

     A. The Boards of Directors of Parent, Merger Sub and Company each have determined that the business combination between Parent and Company through the merger of Merger Sub with and into the Company pursuant to the terms and subject to the conditions set forth herein (the "Merger") is advisable and in the best interests of their respective companies and shareholders.

     B. Merger Sub is a wholly-owned subsidiary of Parent formed solely for the purpose of engaging in the Merger.

     C. Pursuant to the Merger, among other things, (i) each outstanding share of Company Capital Stock (as hereinafter defined) shall be converted into the right to receive shares of common stock of Parent at the rate set forth herein, and (ii) each outstanding share of common stock of Merger Sub shall be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation (as hereinafter defined).

     D.  The  Company  and  Parent  desire  to  make  certain   representations,
warranties, covenants and other agreements in connection with the Merger.

     E. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the Merger to qualify as a reorganization under the provisions of Sections 368(a) of the Code.

     F. As an inducement to Parent to enter into this Agreement, certain officers, directors and shareholders of the Company have concurrently herewith entered into an agreement to vote the shares of the Company Capital Stock owned by such persons to approve the Merger and this Agreement.

     NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:

                                    ARTICLE I

                                   THE MERGER

     1.1 The Merger.  Subject to and in accordance with the terms and conditions
         ----------
set forth in this Agreement, at the "Effective Time" (as defined in Section 1.2 hereof), Merger Sub shall be merged with and into the Company, which shall be the surviving corporation ("Surviving Corporation") in the Merger, and the separate existence of Merger Sub shall thereupon cease. The name of Surviving Corporation shall be "Gish Biomedical, Inc." The Merger shall have the effects set forth in the applicable provisions of the Delaware General Corporation Law ("Delaware Law") and the California General Corporation Law ("California Law").

     1.2 Closing;  Effective Time. The closing of the transactions  contemplated
         ------------------------
hereby (the "Closing") shall take place as soon as practicable and in any event not later than three business days after the satisfaction or waiver of each of the conditions set forth in Article VI hereof or at such other time as the parties hereto agree (the "Closing Date"). The Closing shall take place at the offices of Ellenoff Grossman Schole & Cyruli, LLP, 370 Lexington Avenue, New York, New York, or at such other location as the parties hereto agree. In connection with the Closing, the parties hereto shall cause the Merger to become effective at such time as a properly executed copy of the Certificate of Merger, (the "Certificate of Merger"), together with any required officers' certificates, is duly filed with the Secretaries of State of the States of California and Delaware, in accordance with the relevant provisions of
California Law and Delaware Law, respectively, or such later time upon which Parent and Company may agree and set forth in the Certificate of Merger (the time the Merger becomes effective being referred to herein as the "Effective Time").

     1.3 Effect of the Merger.  At the Effective  Time, the effect of the Merger
         --------------------
shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of California Law and Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     1.4 Articles of Incorporation; Bylaws.
         ---------------------------------

     (a) At the Effective Time, the Articles of Incorporation of the Company shall be the Articles of Incorporation of the Surviving Corporation until thereafter further amended as provided by California Law.

     (b) At the Effective Time, the Bylaws of the Company shall be the Bylaws of the Surviving Corporation until thereafter further amended as provided by California Law and such Bylaws.

     1.5  Directors and Officers.  At the Effective  Time,  (i) the directors of
          ----------------------
Merger Sub shall be the directors of Surviving Corporation, until their respective successors are duly elected or appointed and qualified, and (ii) the officers of Merger Sub shall be the officers of Surviving Corporation, until their respective successors are duly elected or appointed and qualified.

     1.6 Effect on Capital Stock.
         -----------------------

     (a) Certain Definitions.
         -------------------

     "Company Capital Stock" shall mean all outstanding  shares of the Company's
      ---------------------
Common Stock, no par value, and all outstanding shares of any other capital stock of Company immediately prior to the Effective Time.

     "Company Common Stock" shall mean shares of the Common Stock, no par value,
      --------------------
of the Company.

     "Company  Options"  shall  mean  any and all  options  or other  rights  to
      ----------------
purchase or otherwise acquire shares of Company Capital Stock, whether or not presently exercisable or subject to additional conditions prior to exercise, under and pursuant to its (i) Amended 1997 Stock Incentive Plan; (ii) Non-qualified Stock Option Agreement, dated as of May 18, 2000, with Kelly D. Scott; and (iii) Non-qualified Stock Option Agreement, dated as of August 8, 2001, with Kelly D. Scott (each, a "Company Stock Option Plan," and collectively, the "Company Stock Option Plans").

     "Company  Preferred Stock" shall mean shares of the Preferred Stock, no par
      ------------------------
value, of the Company.

     "Exchange Ratio" shall mean 1.3422.
      --------------

     "Parent Closing Price" shall mean $1.5124.
      --------------------

     "Parent Common Stock" shall mean shares of the Common Stock, par value $.01
      -------------------
per share, of Parent.

     (b)  Conversion  of  Company  Capital  Stock.  By virtue of the  Merger and
          ---------------------------------------
without any further action on the part of Parent, Company, Merger Sub or any of their respective shareholders, at the Effective Time, each share of Company Capital Stock issued and outstanding immediately prior to the Effective Time, but excluding any shares canceled pursuant to Section 1.6(c), will be automatically canceled, extinguished and converted into the right to receive one share of Parent Common Stock multiplied by the Exchange Ratio (the "Merger Consideration").

     (c)  Cancellation  of  Company  Capital  Stock  Owned  by  Company.  At the
          -------------------------------------------------------------
Effective Time, all shares of Company Capital Stock that are owned by Company as treasury stock and all shares of Company Capital Stock owned by Parent or Merger Sub or any direct or indirect wholly-owned subsidiary of Parent shall be canceled and extinguished without any rights to conversion thereof and no consideration shall be delivered in exchange therefor.

     (d) Treatment of Company Option Plans and Company Options. At the Effective
         -----------------------------------------------------
Time, the Company Stock Option Plans and all Company Options then outstanding under the Company Stock Option Plans shall be assumed by Parent and converted into options to purchase shares of Parent Common Stock in accordance with
Section 5.10 hereof.

     (e)  Adjustments  to  Exchange  Ratio.  The  Exchange  Ratio  shall only be
          --------------------------------
adjusted to reflect fully the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Company Capital Stock), reclassification, reorganization, recapitalization or other like change with respect to Parent Common Stock or Company Common Stock occurring after the date hereof and prior to the Effective Time, so as to provide holders of Company Common Stock, and Parent the same economic effect as contemplated by this Agreement prior to such stock split, reverse split, stock dividend, reorganization, recapitalization, like change or increase.

     (f) Fractional  Shares.  No fraction of a share of Parent Common Stock will
         ------------------
be issued, but in lieu thereof, each holder of shares of Company Capital Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock to be received by such holder) shall receive from Parent an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by
(ii) the Parent Closing Price, less any amount required to be withheld under foreign, federal, state or local tax laws.

     (g)  Capital  Stock of Merger  Sub. At the  Effective  Time,  each share of
          -----------------------------
common stock of Merger Sub issued and outstanding immediately prior to the Effective Time, together with the related stock certificate evidencing ownership thereof, shall be converted into and exchanged for one (1) validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation and a stock certificate evidencing ownership thereof.

     1.7  Surrender  of   Certificates   Representing   Common   Capital  Stock.
          ----------------------------------------------------------------------

     (a) Exchange  Agent.  Parent's  transfer  agent,  American Stock Transfer &
         ---------------
Trust Company, shall act as the exchange agent (the "Exchange Agent") in the Merger.

     (b) Parent to Provide  Common Stock and Cash.  Promptly after the Effective
         ----------------------------------------
Time, Parent shall deposit with the Exchange Agent for exchange in accordance with this Article I, through such reasonable procedures as Parent may adopt, (i) the shares of Parent Common Stock issuable pursuant to Section 1.6(b) (provided that delivery of any shares that are subject to vesting shall be in book entry form only until such vesting restrictions have lapsed) in exchange for shares of Company Capital Stock outstanding immediately prior to the Effective Time, and
(ii) cash in an amount sufficient to permit payment of cash in lieu of fractional shares pursuant to Section 1.6(g), less any amounts required to be withheld from such cash under foreign, federal, state or local laws.

     (c) Exchange Procedures.
         -------------------

     (i) As soon as reasonably practicable after the Effective Time, Parent shall cause to be mailed to each holder of record of a certificate or certificates (the "Certificates") which immediately prior to the Effective Time represented outstanding shares of Company Capital Stock, whose shares were converted into shares of Parent Common Stock (and cash in lieu of fractional shares, less any amount required to be withheld from such cash under foreign, federal, state or local tax laws), (1) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon receipt of the Certificates by the Exchange Agent from the shareholders of the Company, and shall be in such form (duly and properly executed as may be required by Exchange Agent) and have such other provisions as Parent may reasonably specify), and (2) instructions for use in effecting the surrender of the Certificates in exchange for certificates (or book entries in the case of shares that have not yet vested) representing shares of Parent Common Stock (and cash in lieu of fractional shares, less any amount required to be withheld from such cash under foreign, federal, state or local tax laws).

     (ii) Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, (A) the holder of such Certificate shall be entitled to receive in exchange therefor a certificate (or a book entry in the case of shares that have not yet vested in full) representing the number of whole shares of Parent Common Stock equal to the product of (i) the number of shares of Company Capital Stock represented by such Certificate multiplied by
(ii) the Exchange Ratio, (B) if applicable, payment in lieu of fractional shares which such holder has the right to receive pursuant to Section 1.6(g), and (C) the Certificate so surrendered shall forthwith be canceled.


     (iii) In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by holder thereof claiming such Certificate to be lost, stolen or destroyed, the Exchange Agent will issue or cause to be issued to such Person in exchange for such lost, stolen or destroyed Certificate, a new certificate into which the shares of such Person's Company Capital Stock that are converted at the Effective Time and/or, if applicable, deliver or cause to be delivered to such Person a check in respect of any fractional share interests or dividends or distributions, which such Person shall be entitled to receive pursuant to Section 1.6(g), excluding any payment obligations which may have otherwise accrued prior to the Effective Time. When authorizing such issuance in exchange therefor, Parent and/or the Exchange Agent may, in its discretion and as a condition precedent to the issuance thereof, require the holder of such lost, stolen or destroyed Certificate to give Parent and/or the Exchange Agent a reasonable form of bond as indemnity, as it shall direct, against any claim that may be made against Parent or the Exchange Agent with respect to the Certificate alleged to have been lost, stolen or destroyed.

     (d) Distributions With Respect to Unexchanged Certificates. No dividends or
         ------------------------------------------------------
other distributions with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the Certificate representing whole shares of Parent Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of any such dividends or other distributions with a record date after the Effective Time theretofore payable (but for the provisions of this Section 1.7(d)) with respect to such shares of Parent Common Stock.

     (e) Transfers of Ownership.  If any certificate for shares of Parent Common
         ----------------------
Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefore is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the Person requesting such exchange will have paid to the Exchange Agent, Parent or any other agent designated by Parent, as applicable, any transfer or other taxes required by reason of the issuance of a certificate for shares of Parent Common Stock in any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of the Exchange Agent, Parent or any other agent designated by Parent, as applicable, that such tax has been paid or is not payable.

     (f) No Liability.  Notwithstanding anything to the contrary in this Section
         ------------
1.7, none of the Exchange Agent, Parent, Surviving Corporation or any other party hereto shall be liable to any Person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

     1.8 No Further  Ownership  Rights in Company  Capital Stock.  All shares of
         -------------------------------------------------------
Parent Common Stock issued upon the surrender for exchange of shares of Company Capital Stock in accordance with the terms hereof (including any cash paid in lieu of fractional shares) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Capital Stock, and after the Effective Time there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Capital Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be exchanged and canceled as provided in this Article I.

     1.9 Tax Consequences.  It is intended by the parties hereto that the Merger
         ----------------
shall constitute a reorganization within the meaning of Section 368 of the Code.

The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

     1.10  Withholding  Rights.  Parent and the Surviving  Corporation  shall be
           -------------------
entitled to deduct and withhold from the number of shares of Parent Common Stock otherwise deliverable under this Agreement, and from any other payments made pursuant to this Agreement, such amounts as Parent and the Surviving Corporation are required to deduct and withhold with respect to such delivery and payment under the Code or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the holder of shares of Company Capital Stock in respect of which such deduction and withholding was made by Parent and the Surviving Corporation.

     1.11 Taking of Necessary Action;  Further Action. If, at any time after the
          -------------------------------------------
Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with all right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and its assets, the officers and directors of the Company, Parent and the Surviving Corporation are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

     1.12  Dissenters'  Rights of Appraisals.  Notwithstanding  anything in this
           ---------------------------------
Agreement to the contrary, each share of Company Common Stock that is issued and outstanding immediately prior to the Effective Time and that is held by a Company shareholder who has properly demanded and perfected such shareholder's rights to dissent, if applicable, from the Merger and to be paid the fair value of such shares in accordance with California Law (the "Dissenting Shares"), shall not be converted into the right to receive the Parent Common Stock, but the holder thereof shall be entitled to such rights as are granted by California Law and Surviving Corporation shall make all payments to the holders of such Dissenting Shares with respect to such demands in accordance with California Law; provided however, that if any such holder shall, prior to or after the Effective Time, have failed to perfect or shall have lost the right to dissent and obtain payment for such holder's Dissenting Shares under California Law, each share of Company Capital Stock held by such holder shall thereupon be deemed automatically to have been converted into, as of the Effective Time, the Parent Common Stock. The Company shall give prompt written notice to Parent and Merger Sub of any demands received by the Company for payment under California Law, and the Parent and Merger Sub shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent and Merger Sub, have any meetings or make any payment with respect to, settle, or offer to settle, or offer to make any payment to settle, any such demands, except that the Company may make payments to settle such demands to the extent that the per share settlement amount does not exceed the Merger Consideration.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In this Agreement, any reference to any event, change, condition or effect being "material" with respect to any entity or group of entities means any material event, change, condition or effect on the financial condition, properties, assets, liabilities, business, operations or results of operations of such entity and its subsidiaries taken as a whole.

     In this Agreement, any reference to a "Company Material Adverse Effect" means any change, event or effect that is materially adverse to the financial condition, properties, assets, liabilities, business, operations or results of operations of the Company; provided, however, that none of the following will be deemed, individually or collectively, to constitute a "Company Material Adverse Effect:" (i) any changes, circumstances or effects resulting from or relating to changes or developments in the economy, financial markets, commodity markets, laws, regulations or rules or in the political climate generally or in any specific region; (ii) any changes in conditions or developments generally applicable to the industries in which the Company is involved; and (iii) any changes, circumstances or effects attributable to the announcement or pendency of the transactions contemplated by this Agreement (including any cancellations of or delays in customer agreements, any reductions in sales, any disruption in supplier, distributor or similar relationships or any loss of employees), or resulting from or relating to compliance with the terms of, or the taking of any action required by, this Agreement.

     In this Agreement, any reference to a party's "knowledge" means, with respect to any individual, the actual knowledge of such individual or, in the case of any entity, the actual knowledge, without independent investigation, of the entity's officers and directors set forth on Schedule II.

     In this Agreement, any reference to a party conducting its business or other affairs or taking any action in the "ordinary course of business" means that such an action taken by or on behalf of such party shall not be deemed to have been taken in the "ordinary course of business" unless such action is taken in the ordinary course of such party's normal day to day operations and is similar in nature and magnitude to actions customarily taken, without any separate or special authorization.

     Except as disclosed in any Company SEC Document or as disclosed in a document of even date herewith and attached to this Agreement and delivered by the Company to Parent prior to the execution and delivery of this Agreement and referring by section number to the representations and warranties in this Agreement (the "Company Disclosure Schedule"), provided that any disclosure shall qualify the disclosure under the section number referred to in the Company Disclosure Schedule as well as all other sections in this Agreement, when it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other sections, provided further that the Company shall make all reasonable efforts to specifically cross reference in the Company Disclosure Schedule all sections where a particular disclosure qualifies or applies, the Company represents and warrants to Parent and Surviving Corporation as follows:

     2.1  Organization,  Standing and Power.  The Company is a corporation  duly
          ---------------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Company has the corporate power to own its properties and to carry on its business as now being conducted and as currently proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and to be in good standing would have a Company Material Adverse Effect. The Company has delivered or made available a true and correct copy of the Articles of Incorporation and Bylaws of the Company, each as amended to the Execution Date, to Parent. The Company is not in violation of any of the provisions of its Articles of Incorporation or Bylaws. The Company does not have any subsidiaries. The Company does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

     2.2 Capital Structure.
         ------------------

     (a) The authorized capital stock of the Company consists of (i) 7,500,000 shares of Common Stock, of which there were 3,592,145 shares issued and outstanding as of the Execution Date; and (ii) 1,500,000 shares of Preferred Stock, none of which are currently issued and outstanding as of the Execution Date. On the Execution Date there are, and as of the Effective Time there will be, no outstanding convertible notes, convertible securities or other commitments to issue any shares of capital stock or voting securities, other than pursuant to the exercise of existing Company Options previously granted under the Company Stock Option Plans, in each case as outstanding as of the Execution Date, or as otherwise specifically allowed pursuant to Section 4.1 hereof.

     (b) All outstanding shares of Company Capital Stock are duly authorized, validly issued, fully paid and non-assessable and are not subject to any preemptive rights created by California Law, the Company's Articles of Incorporation or Bylaws, or any agreement to which the Company is a party or by which it is bound. All outstanding shares of Company Capital Stock were issued in compliance in all material respects with all applicable federal and state securities laws. As of the Execution Date, the Company has reserved 754,917 shares of Company Common Stock for issuance to employees pursuant to the Company Stock Option Plans. On the Execution Date, except for: (i) the rights created pursuant to this Agreement, (ii) the Company Stock Option Plans and (iii) the Company's right to repurchase any unvested shares under the Company Stock Option Plans or the stock option agreements thereunder, there are no, and as of the Effective Time, there will be no, other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of Company Capital Stock or obligating the Company to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, call, right, commitment or agreement, except as may be permitted under Section 4.1 hereof. Except for the agreements contemplated by this Agreement, there are no contracts, commitments or agreements relating to voting, purchase, sale or ownership of Company Capital Stock between or among the Company and any of its security holders.

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

     (c) Except as disclosed in Schedule 2.2(c), the terms of the Company Stock Option Plans and the Company Options permit the assumption of the Company Options by Parent as provided for in this Agreement, without the consent or approval of the holders of the Company Options, the Company's shareholders, any governmental agency which may have jurisdiction under California Law, or otherwise, without any acceleration of the exercise schedule or vesting provisions with respect to the Company Options. Schedule 2.2(c) sets forth a list of all Company Options, warrants or other rights to acquire any shares of Company Capital Stock, together with the holders thereof, exercise price and term. Except as set forth on Schedule 2.2(c), none of the outstanding Company Options, nor any employment or consulting agreements by and between the Company and others permit any accelerated vesting or exercisability of those options, securities or notes, as applicable, by reason of the Merger or any other transactions contemplated by this Agreement. True and complete copies of all agreements and instruments relating to or issued under the Company Stock Option Plans, the Company Options or otherwise relating to the issuance of Company Options, have been provided or made available to Parent and such agreements and instruments have not been amended, modified or supplemented, and, except as otherwise expressly contemplated herein, there are no agreements to amend, modify or supplement such agreements or instruments in any case from the forms provided to Parent.

     2.3 Authority.
         ---------

     (a) The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, other than approval by the Company's shareholders.

     (b) This Agreement has been duly executed and delivered by Company and constitutes the valid and binding obligation of the Company enforceable against the Company by Parent and Merger Sub in accordance with its terms. The execution and delivery of this Agreement by the Company does not, and the execution of the other agreements contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under: (i) any provision of the Articles of Incorporation or Bylaws of the Company, or (ii) any Company Authorization (as defined in Section 2.8).

     (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, foreign, federal, state or local (each, a "Governmental Entity") is required with respect to the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filings of the Certificate of Merger, together with the required officers' certificates, as provided in Section 1.2, (ii) the filing with the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market ("Nasdaq") of the Proxy Statement (as defined in Section 2.26) relating to the Company Shareholders Meeting (as defined in Section 2.26), (iii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country,
(iv) the filing by Parent and the effectiveness of a Form S-4 Registration Statement with the SEC in accordance with the Securities Act of 1933, as amended (the "Securities Act"), as amended, (vi) the filing, if required, of a current report by Parent on Form 8-K with the SEC and AMEX in accordance with the rules and regulations of the SEC; (vii) any notice described in Section 5.16 hereof; and (viii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not prevent, materially alter or delay any of the transactions contemplated by this Agreement.

     2.4 SEC Documents, Financial Statements.
         -----------------------------------

     (a) The Company has made available to Parent a true and complete copy of each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Securities Act), definitive proxy statement, and other filings filed with the SEC by the Company since January 1, 2000 (collectively, the "Company SEC Documents"). The Company has not filed any documents with the SEC that are not available through EDGAR since January 1, 2000. In addition, the Company has made available or provided to Parent complete copies of all exhibits to the Company SEC Documents filed prior to the date hereof, and will promptly make available to Parent all exhibits to any additional Company SEC Documents filed prior to the Effective Time. All documents required to be filed as exhibits to the Company SEC Documents have been so filed. To the Company's knowledge, as of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act and, to the Company's knowledge, none of the Company SEC Documents contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected, supplemented or superseded by a subsequently filed Company SEC Document.

     (b) The financial statements of the Company, including the notes thereto, included in the Company SEC Documents (the "Company Financial Statements") and the unaudited balance sheet of the Company, dated as of September 30, 2002 (the "Company Balance Sheet Date"), were complete and correct in all material respects as of their respective dates, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements, included in Quarterly Reports on Form 10-QSB, as permitted by Form 10-QSB of the SEC). The Company Financial Statements fairly present in all material respects the consolidated financial condition and operating results of the Company as of the dates and for the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments). There have been no material disagreements between the Company and its auditors with respect to the treatment and or characterization of items contained in the Company Financial Statements.

     (c) The Company has fully complied with all certification requirements, and will comply with all certification requirements prior to the Effective Time, under the Sarbanes-Oxley Act of 2002.

     2.5 Absence of Certain  Changes.  Except as expressly  contemplated by this
         ---------------------------
Agreement, since the Company Balance Sheet Date there has not occurred and on the Closing Date there will not have occurred (except as permitted by Section
4.1 hereof): (i) any change, event or condition (whether or not covered by insurance or similar indemnification agreement) that has resulted in, or would reasonably be expected to result in, a Company Material Adverse Effect, (ii) any acquisition, sale or transfer of any material asset of the Company, (iii) any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company or any revaluation by the Company of any of its material assets, (iv) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares Company Capital Stock, or any direct or indirect redemption, purchase or other acquisition by the Company of any of the shares of Company Capital Stock, (v) any action to amend or change the Articles of Incorporation or Bylaws of the Company (nor will there be prior to the Effective Time), or (vi) any negotiation or agreement by the Company to do any of the things described in the preceding clauses (i) through (v) (other than negotiations with Parent and its representatives regarding the transactions contemplated by this Agreement).

     2.6  Absence of  Undisclosed  Liabilities.  Except as set forth on Schedule
          ------------------------------------
2.6, the Company has no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than: (i) those set forth or adequately reflected or reserved against on the balance sheet or in the notes to the Company Financial Statements for the period ended on the Company Balance Sheet Date, (ii) those incurred in the ordinary course of business since the Company Balance Sheet Date, and (iii) those incurred in connection with the execution of this Agreement.

     2.7 Litigation.  As of the Execution Date,  except as set forth on Schedule
         ----------
2.7, there is no private or governmental action, suit, proceeding, claim, arbitration, governmental investigation, or to the knowledge of the Company any private investigation, pending before any agency, court or tribunal, foreign or domestic (each a "Proceeding"), or, to the knowledge of Company, threatened against the Company or any of its respective properties or any of its respective officers or directors (in their capacities as such). There is no judgment, decree or order against the Company, or, to the knowledge of the Company, any of its respective directors or officers (in their capacities as such), that seeks to prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Company Material Adverse Effect. Notwithstanding the foregoing, no judgment, decree or order arising from or relating to any proceeding disclosed in the Company Disclosure Schedule or the Company SEC Documents shall be deemed to constitute or give rise to any breach of this Section 2.7.

     2.8  Governmental  Authorization.  The Company has obtained  each  federal,
          ---------------------------
state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Entity: (i) pursuant to which the Company currently operates or holds any interest in any of its properties (including the Properties or the Facilities) or (ii) that is required for the operation of the Company's business or the holding of any such interest ((i) and (ii) herein collectively called the "Company Authorizations"), and all of the Company Authorizations are in full force and effect, except where the failure to obtain or have any Company Authorization does not have a Company Material Adverse Effect.

     2.9 Title to Personal  Property.  Except as indicated on Schedule  2.9, the
         ---------------------------
Company has good, valid and marketable title to all of its respective personal properties, interests in personal properties and material assets that it owns and that are reflected in the Company Balance Sheet or acquired after the Company Balance Sheet Date, which properties and assets with a book value of $10,000 or above are listed on Schedule 2.9 (except properties, interests in properties and assets sold or otherwise disposed of since the Company Balance Sheet Date in the ordinary course of business), or with respect to leased properties and assets, valid leasehold interests, free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except: (i) a lien for current taxes not yet due and payable, (ii) such imperfections of title, liens and easements as do not and will not materially detract from or interfere with the use of the properties subject thereto or affected thereby, or otherwise materially impair business operations involving such properties, (iii) liens securing debt which are reflected on the Company Balance Sheet, and (iv) liens that in the aggregate would not have a Company Material Adverse Effect. To the Company's knowledge, the plants, property and equipment of the Company that are used in the operations of its business are in good operating condition and repair, subject to normal wear and tear. All personal properties used in the operations of the Company are reflected in the Company Balance Sheet to the extent GAAP requires the same to be reflected.

     2.10 Environmental Matters.
          ---------------------

     (a) The following terms shall be defined as follows:

          (i) "Environmental Law" shall mean any statute,  law (including common
               -----------------
law), treaty, ordinance, rule, regulation, code, license, permit, consent, approval, judgment, order, administrative order or decision, decree or injunction of any Governmental Entity relating to the protection of human health or the environment (including air, water, soil and natural resources), or the generation, treatment, manufacturing, use, storage, handling, recycling, presence, release, disposal, transportation or shipment of any Hazardous Material.


          (ii)  "Facilities"  shall mean all buildings and  improvements  on the
                 ----------
Property.

          (iii) "Hazardous Material" shall mean any material,  substance, waste,
                 ------------------
pollutant or contaminant listed, defined, designated or classified as hazardous, toxic, flammable, explosive, reactive, corrosive, infectious, carcinogenic, mutagenic or radioactive or otherwise regulated by any Governmental Entity or under any Environmental Law, including petroleum or petroleum products (including crude oil) and any derivative or by-products thereof, natural gas, synthetic gas and any mixtures thereof, or any substance that is or contains polychlorinated biphenyls (PCB's), radon gas, urea formaldehyde, asbestos-containing materials (ACM) or lead.


          (iv)  "Property"  shall mean all real property  leased or owned by the
                 --------
Company either currently or in the past, including the Real Property (as defined in Section 2.24(a)) and the Leased Premises (as defined in Section 2.24(f)).

          (v) "Release" shall mean any releasing,  spilling,  leaking,  pumping,
               -------
pouring, placing, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping into the environment, whether intentional or unintentional, negligent or non-negligent, sudden or non-sudden, accidental or non-accidental.

     (b) The Company represents and warrants as follows:

          (i) The  operations  of the Company  have at all times been and are in
compliance  with  all  Environmental  Laws,  except   where  any   noncompliance
would not have a Company Material Adverse Effect.

          (ii) The  Company  has  obtained   and  is  in  full  compliance  with
all permits, licenses, authorizations and approvals required under Environmental Law with respect to the operation or conduct of its business or the ownership or operation of its properties and facilities (the
"Environmental Approvals"), each such Environmental Approval is in full force and effect, and each such Environmental Approval will remain in full force and effect after the execution, delivery and performance of this Agreement, provided that any transfer documents required by Environmental Law for such Environmental Approval and identified on Schedule 2.10(b)(ii) are completed as required by Environmental Law.

          (iii) Neither Company nor any of its Property or Facilities is subject to any Order (as defined in Section 5.6(b)) or proposed Order under any Environmental Law. The Company has not received any notice from any person or Governmental Entity regarding or alleging, and no condition or circumstance exists that is reasonably likely to result in (with or without notice or lapse of time or both) a violation or failure to comply with any term or requirement of any Environmental Law or Environmental Approval.

          (iv) The Company has provided or made available to Parent true, complete and correct copies and results of all studies, reports, assessments, surveys, correspondence, investigations, audits, analysis, tests and other documents (whether in hard copy or electronic form) in the Company's or their counsel's possession or control pertaining to the presence or alleged presence of any Hazardous Material at, on or affecting any Property or Facilities, or regarding the Company's compliance with any applicable Environmental Law or Environmental Approval.


          (v) To the Company's knowledge, none of the following exists at any Property or Facilities: any asbestos-containing material in any form which is friable; urea formaldehyde foam insulation; polychlorinated biphenyls; active or out-of-service or underground storage tanks or sites from which such storage tanks have been removed; or landfills, surface impoundments, waste piles or land disposal areas.


          (vi) To the Company's knowledge, the Company is not a potentially responsible party under the federal Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), or state analog statute, arising out of events occurring prior to the Closing Date.

     2.11 Taxes.
          -----

     (a) The Company has timely filed all Tax Returns (as defined below) that it was required to file, and such Tax Returns are true, correct and complete in all material respects. All Taxes (as defined below) shown to be payable on such Tax Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, and no other Taxes are payable by the Company with respect to any period ending prior to the Execution Date, whether or not shown due or reportable on such Tax Returns, other than Taxes for which adequate accruals have been provided in the Company Financial Statements or amounts payable with respect to periods or portions of periods after the Company Balance Sheet Date. The Company has withheld and paid over all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto. The Company does not have any material liability for unpaid Taxes accruing after the Company Balance Sheet Date, except for Taxes incurred in the ordinary course of business. There are no liens for Taxes on the properties of the Company, other than liens for Taxes not yet due and payable.

     (b) Except as disclosed in the Schedule 2.11(b), no Tax Returns of Company have been audited. The Company has delivered or made available to Parent correct and complete copies of all Tax Returns filed, examination reports, and statements of deficiencies assessed or agreed to by Company for the last five years. Except as disclosed in Schedule 2.11(b), Company has not waived any statute of limitations in respect of any Tax or agreed to an extension of time with respect to any Tax assessment or deficiency.

     (c) The Company is not a party to or bound by any tax indemnity agreement, tax sharing agreement or similar contract. The Company is not a party to any joint venture, partnership, or other arrangement or contract, which could be treated as a partnership or "disregarded entity" for United States federal income tax purposes.

     (d) The Company is not obligated under any agreement, contract or arrangement that may result in the payment of any amount that would not be deductible by reason of Sections 162(m) or 280G of the Code.

     (e) The Company has not been or, to its knowledge, will be required to include any material adjustment in Taxable income for any Tax period (or portion thereof) pursuant to Section 481 or 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Merger other than any such adjustments required as a result of the Merger. The Company has not filed or will file any consent to have the provisions of paragraph 341(f) of the Code (or comparable provisions of any state Tax laws) apply to the Company. The Company has not filed any disclosures under Section 6662 or comparable provisions of state, local or foreign law to prevent the imposition of penalties with respect to any Tax reporting position taken on any Tax Return. The Company is not currently nor has it been a United States real property holding corporation (within the meaning of Section 897(c)(2) of the Code) during the applicable periods specified in Section 897(c)(1)(A)(ii) of the Code.

     (f) The Company has not been the "distributing corporation" (within the meaning of Section 355(c)(2) of the Code) with respect to a transaction described in Section 355 of the Code within the three (3) year period ending as of the date of this Agreement.

     (g) For purposes of this Agreement, the following terms have the following meanings: "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Entity (a "Tax Authority") responsible for the imposition of any such tax (domestic or foreign), (ii) any liability for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period, and
(iii) any liability for the payment of any amounts of the type described in (i) or (ii) as a result of being a transferee of or successor to any Person, or as a result of any express or implied obligation to indemnify any other Person. As used herein, "Tax Return" shall mean any return, statement, report or form (including, without limitation, estimated tax returns and reports, withholding tax returns and reports and information reports and returns) required to be filed with respect to Taxes.

     2.12 Employee Benefit Plans.
          ----------------------

     (a) The following terms shall be defined as follows:

          (i)  "Defined  Benefit  Plan"  shall mean either a plan  described  in
                ----------------------
Section 3(35) of ERISA or a plan subject to the minimum funding standards set forth in Section 302 of ERISA and Section 412 of the Code.

          (ii) "ERISA" shall mean the Employee Retirement Income Security Act of
                -----
1974, as amended.

          (iii)  "Member  of the  Controlled  Group"  shall  mean each  trade or
                  ---------------------------------
business, whether or not incorporated, that would be treated as a single employer with Company under Section 4001 of ERISA or Section 414(b), (c),
(m) or (o) of the Code.

          (iv) "Multiemployer Plan" shall mean a plan described in Section 3(37)
                ------------------
of ERISA.

     (b) Schedule 2.12(b) lists (i) all material "employee benefit plans" within the meaning of Section 3(3) of ERISA, (ii) all individual employment agreements, and (iii) all other bonus or other incentive compensation, stock option, stock purchase, stock appreciation, severance pay, lay-off or reduction in force, change in control, sick pay, vacation pay, salary continuation, leave of absence, educational assistance, service award, employee discount, fringe benefit plans, arrangements or policies, which Company maintains or , contributes to, (collectively, the "Plans").

     (c) None of the Plans is a Defined Benefit Plan, and neither the Company nor any Member of the Controlled Group has ever sponsored, maintained or contributed to, or ever been obligated to contribute to, a Defined Benefit Plan.

     (d) None of the Plans is a Multiemployer Plan, and neither the Company nor any Member of the Controlled Group has ever contributed to, or ever been obligated to contribute to, a Multiemployer Plan.

     (e) The Company does not maintain or contribute to any plan that provides health benefits to an employee after the employee's termination of employment or retirement except as required under Section 4980B of the Code and Sections 601 through 608 of ERISA.

     (f) Each Plan which is an "employee benefit plan," as defined in Section 3(3) of ERISA, complies in all material respects by its terms and in operation with the Code and ERISA requirements currently in effect and applicable to the Plan.

     (g) Each of the Plans that is intended to qualify under Section 401(a) of the Code has been determined by the Internal Revenue Service so to qualify after January 1, 1989, and each trust maintained pursuant thereto has been determined by the Internal Revenue Service to be exempt from taxation under Section 501 of the Code. To the knowledge of Company, nothing has occurred since the date of the Internal Revenue Service's favorable determination letter that could adversely affect the qualification of the Plan and its related trust

     (h) All contributions required to be made pursuant to the terms of a Plan prior to the Closing Date (including periods from the first day of the current plan year to the Closing Date) have been made prior to the Closing Date by Company or have been reserved against on the Company Financial Statements.

     (i) With respect to each Plan: (i) to the Company's knowledge, no prohibited transactions (as defined in Section 406 or 407 of ERISA or Section 4975 of the Code) have occurred for which a statutory exemption is not available; (ii) no action or claims (other than routine claims for benefits made in the ordinary course of Plan administration for which Plan administrative review procedures have not been exhausted) are pending, or to the knowledge of the Company, threatened or imminent against or with respect to the Plan,

     (j) True, correct and complete copies of all Plan documents have been made available to Parent, and true, correct and complete copies of the last two years Forms 5500 for each Plan required to make such filing have been made available to Parent.

     2.13 Certain Agreements  Affected by the Merger.  Neither the execution and
          ------------------------------------------
delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any material payment (including, without limitation, any severance, unemployment compensation, golden parachute or bonus payment) becoming due to any director, officer, agent or employee of the Company or any other third party, (ii) materially increase any benefits otherwise payable by the Company to its employees or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

     2.14 Employee Matters.
          ----------------

     (a) The Company is in compliance with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment practices, and are not engaged in any unfair labor practice, except where the failure to be in compliance or the engagement in unfair labor practices has not had and would not be reasonably expected to have a Company Material Adverse Effect. The Company has in all material respects withheld all amounts required by law or by agreement to be withheld from the wages, salaries, and other payments to their respective employees; and are not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing.

     (b) To the Company's knowledge, the Company is not liable for any payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no pending claims against the Company under any workers' compensation plan or policy or for long term disability that are not covered by insurance. The Company does not have any obligations under COBRA with respect to any former employees or qualifying beneficiaries thereunder, except obligations that would not have a Company Material Adverse Effect. There are no controversies pending or, to the knowledge of the Company, threatened, between the Company and any of its employees, which controversies have or could reasonably be expected to result in a Proceeding against the Company before any Governmental Entity except for such Proceedings that would not have a Company Material Adverse Effect. The Company is not a party to any collective bargaining agreement or other labor union contract, nor does the Company know of any activities or proceedings of any labor union or organization of any such employees.

     (c) To the Company's knowledge, no employees of the Company are in violation of any term of any employment contract, patent disclosure agreement, enforceable non-competition agreement, or any enforceable restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or presently proposed to be conducted by the Company or to the use of trade secrets or proprietary information of others. None of the key employees listed on Schedule 2.14(c) have given written notice to the Company, nor is the Company otherwise aware that any such employee intends to terminate his or her employment with the Company.

     2.15  Insurance.  The Company  has made  available  to Parent all  material
           ---------
policies of insurance as set forth on Schedule 2.15. There is no material claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and the Company is otherwise in compliance with the terms of such policies and bonds. The Company does not have knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

     2.16  Compliance  With Laws.  The  Company  has  complied  with,  is not in
           ---------------------
violation of, and has not received any notices of violation with respect to any federal, state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply that would not have a Company Material Adverse Effect.

     2.17  Brokers'  and Finders'  Fees.  Except for the $100,000 fee payable to
           ----------------------------
T.R. Winston & Company, Inc., the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement, the Merger or any other transaction contemplated hereby.

     2.18 Vote Required.  The  affirmative  vote of the holders of a majority of
          -------------
the shares of Company Common Stock outstanding on the record date set for the Company Shareholders Meeting is the only vote of the holders of any of the Company Capital Stock necessary to approve this Agreement and the transactions contemplated hereby.

     2.19  Board  Approval.  The Board of  Directors  of the  Company  has:  (i)
           ---------------
reviewed, deliberated and approved this Agreement and the Merger, (ii) determined that there are no other proposed extraordinary transactions with the Company on terms more advantageous to the shareholders of the Company, (iii) that the Merger is in the best interests of the shareholders of the Company and is on terms that are fair to such shareholders, and (iv) resolved to recommend that the shareholders of the Company approve this Agreement and the Merger.

     2.20 Customers and Suppliers. Schedule 2.20 lists the top ten customers and
          -----------------------
top ten suppliers of the Company in terms of gross revenues and gross purchases, respectively, during the twenty four (24) months prior to the Execution Date; and no such customer and no such supplier of the Company has canceled or otherwise terminated or made any written threat to Company to cancel or otherwise terminate its relationship with Company, or at any time on or after the Company Balance Sheet Date has materially decreased its purchases or supplies to the Company, in the case of any such supplier, or its usage of the services or products of the Company, in the case of such customer, and to the Company's knowledge, no such supplier or customer intends to cancel or otherwise terminate its relationship with the Company or to decrease materially its services or supplies to the Company or its usage of the services or products of the Company, as the case may be. The Company has not knowingly breached any agreement with, or engaged in any fraudulent conduct with respect to, any customer or supplier of the Company.

     2.21  Material  Contracts.  Except:  (i) for the  contracts  filed with the
           -------------------
Company SEC Documents pursuant to Item 601 of Regulation S-B under the rules and regulations of the SEC; (ii) as set forth in Schedule 2.21 (the contracts in (i) and (ii) being collectively referred to herein as the "Material Contracts"); and
(iii) for this Agreement, and other contracts and agreements which individually or in the aggregate are not material to the Company's businesses, as of the Execution Date, the Company is not a party to or bound by:

     (a) any distribution agreement, manufacturer's representative agreement, partnership agreement or joint R&D or technology sharing arrangements;

     (b) any continuing contract for the purchase or sale of materials, supplies, equipment or services, or any agency or indemnification arrangement, involving in the case of any such contract more than $50,000 over the life of the contract;

     (c) any trust indenture, mortgage, promissory note, loan agreement or other contract for borrowed money not reflected in the Company Financial Statements, any currency exchange, commodities or other hedging arrangement or any leasing transaction involving in excess of $50,000 and of the type required to be capitalized in accordance with GAAP;

     (d) any contract for capital expenditures or royalty payments in excess of $50,000 in the aggregate;

     (e) any contract limiting the freedom of Company to engage in any line of business, to acquire any product or asset from any other Person, to sell any product or asset to, or to perform any service for, any Person, or to compete with any other Person (as that term is defined in the Exchange Act);

     (f)  any  confidentiality,   secrecy  or  nondisclosure   contract,   which
individually or in the aggregate, materially affects the business or operations of the Company;

     (g) any contract pursuant to which Company is a lessor of real property or any machinery, equipment, motor vehicles, office furniture, fixtures or other personal property involving in the case of any such personal property contact more than $50,000 over the life of the contract;

     (h) any contract with any Person that would be required to be disclosed under Item 404 of Regulation S-B under the rules and regulations of the SEC;

     (i) any contract which provides for the indemnification of any officer, director, employee or agent; or

     (j) any agreement of guarantee, support, assumption or endorsement of, or any similar commitment with respect to, the obligations, liabilities (whether accrued, absolute, contingent or otherwise) or indebtedness of any other Person not reflected in the Company Financial Statements.

     2.22 No Breach of Material  Contracts.  All Material  Contracts  are in the
          --------------------------------
written form previously provided or made available to Parent. Except as disclosed in Schedule 2.22, the Company has performed all of the material obligations required to be performed by it as of the date hereof and is entitled to all benefits under, and, to the Company's knowledge, is not alleged to be in material breach or default in respect of any Material Contract. Each of the Material Contracts is in full force and effect with respect to the Company, unamended except as provided or made available to Parent, and, except as disclosed in Schedule 2.22, there exists no default or event of default or event, occurrence, condition or act, with respect to the Company or, to the Company's knowledge, with respect to the other contracting party, which, with the giving of notice, the lapse of the time or the happening of any other event or conditions, would become a default or event of default under any Material Contract or would give any Person the right to exercise any remedy, or the right to any rebate, chargeback, penalty or change in delivery schedule, except to the extent such defaults, remedies, penalties or changes have not had and would not be reasonably expected to have a Company Material Adverse Effect.

     2.23  Material  Third  Party  Consents.  Schedule  2.23 lists all  Material
           --------------------------------
Contracts that require a novation or consent to the Merger or change of control, as the case may be, prior to the Effective Time so that such contracts may remain in full force and effect after the Closing (the "Company Contracts Requiring Novation or Consent") which, if no novation occurs or if no consent to the Merger or change of control is obtained, would have a Material Adverse Effect on Parent's ability to operate the business in substantially the same manner as the business was operated by the Company prior to the Effective Time.

     2.24 Real Property and Real Property Leases.
          --------------------------------------

     (a) The Company does not own any real property.

     (b) Schedule 2.24(b) sets forth a list of all leases, licenses or other occupancy agreements to which the Company is a party, for the use or occupancy of real estate owned by a third party ("Leases") (copies of which have previously been furnished to Parent), in each case, setting forth: (i) the lessor and lessee thereof and the commencement date, term and renewal rights under each of the Leases, and (ii) the street address or legal description of each property covered thereby (the "Leased Premises"). The Leases are in full force and effect, and to the knowledge of the Company, have not been amended except as disclosed in said Schedule 2.24(b), and the Company is not and, to the knowledge of the Company, no other party thereto, is in default or breach under any such Lease and no event has occurred by the Company that, with the passage of time or the giving of notice or both, would cause a breach of or default of the Company under any of such Leases, except to the extent such default would not have a Company Material Adverse Effect. Except as disclosed in Schedule 2.24(b), the Company has valid leasehold interests in each of the Leased Premises, which leasehold interest is free and clear of any liens, covenants and easements or title defects of any nature whatsoever, except the matters set forth on Schedule 2.24(b), or those that do not materially and adversely affect the current use of the property.

     (c) With  respect  to the  Leased  Premises,  and  except  as set  forth on
Schedule 2.24(c),

          (i) there are no pending or, to the knowledge of the Company, threatened condemnation proceedings, suits or administrative actions relating to any such parcel or other matters affecting materially and adversely the current use, occupancy or value thereof,

     (ii) to the knowledge of the Company, all improvements, buildings and systems on any such parcel are in good repair and safe for their current occupancy and use,

     (iii) to the knowledge of the Company, there are no contracts or agreements (whether oral or written) granting to any party or parties the right of use or occupancy of any such parcel, and there are no parties (other than the Company) in possession of any such parcel,

     (iv) to the knowledge of the Company, there are no outstanding options or rights of first refusal or similar rights to purchase any such parcel or any portion thereof or interest therein,

     (v) to the knowledge of the Company, all Facilities located on each such parcel are supplied with utilities and other services necessary for their ownership, operation or use, currently or as currently proposed by the Company, all of which services are adequate in accordance with all applicable laws, ordinances, rules and regulations, and

     (vi) to the knowledge of the Company, each such parcel abuts on and has adequate direct vehicular access to a public road and there is no pending or, to the knowledge of the Company, threatened termination of such access.

     2.25  Registration  Statement;   Proxy  Statement/Proxy.   The  information
           -------------------------------------------------
relating to the Company which is provided by the Company (including any information previously provided by the Company in the Company SEC Documents) for inclusion in the Parent's registration statement on Form S-4 (or such other successor form as may be appropriate) pursuant to which the shares of Parent Common Stock to be issued in the Merger will be registered with the SEC, including any amendments or supplements thereto (the "Registration Statement") shall not, at the time the Registration Statement is declared "effective" by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information relating to the Company which is provided by the Company (including any information previously provided by the Company in the Company SEC Documents) for inclusion in the proxy statement/prospectus to be sent to the shareholders of the Company in connection with the meeting of the Company's shareholders (the "Company Shareholders Meeting") and the shareholders of the Parent in connection with the meeting of Parent's shareholders (the "Parent Shareholders Meeting"), as may be amended or supplemented (the "Proxy Statement") shall not, on the date the Proxy Statement is mailed to the shareholders of the Company and Parent, at the time of the Company Shareholders Meeting, the Parent Shareholders Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or omit to state a material fact necessary to correct any statement in an earlier communication with respect to the solicitation of proxies for the Company Shareholders Meeting or Parent Shareholders Meeting which has become false or misleading. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to any information supplied by Parent and relating to Parent, which is contained in the Registration Statement or the Proxy Statement.

     2.26 Tax Matters. To the Company's knowledge neither the Company nor any of
          -----------
its affiliates has taken or agreed to take any action, nor does the Company have knowledge of any fact or circumstance, that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

     2.27 Opinion of Financial Advisor. The Company will not engage the services
          ----------------------------
of a financial advisor for a fairness opinion.

     2.28 Takeover  Statutes.  No "fair  price,"  "moratorium,"  "control  share
          ------------------
acquisition" or other similar anti-takeover statute under California Law (each, a "Takeover Statute") is applicable to the Merger, except for such statutes or regulations as to which all necessary actions have been or will be taken by the Company and its Board of Directors to permit the consummation of the Merger in accordance with the terms hereof.

     2.29 FDA Matters.
          -----------

     (a)  The  Company  has  all  licenses,   permits,   consents,   privileges,
authorizations, immunities and orders of the Food and Drug Administration ("FDA") required for conducting business as currently conducted by the Company at the Company's facilities. To the Company's knowledge, the Company has not received written notice of any action pending or threatened by the FDA to revoke, restrict, withdraw or suspend any such licenses, permits, consents, privileges, authorizations, immunities or orders.

     (b) The Company's facility is registered with the FDA as a medical device manufacturer with its own authority to conduct business, including, but not limited to, possessing an owner/operator number (#2021836) issued by the FDA. The Company's FDA authorizations at the Company's facility will continue in effect and the Company can continue to operate independently under the FDA registration and all other authorizations after the effectiveness of the Merger.

     (c) The Company's operations have been conducted so as to comply, in all material respects, with all applicable binding administrative policies of the FDA and any other governmental body relating to the research and development and manufacture of medical devices under development at the Company's facility. All outstanding audit issues from the FDA, including, but not limited to, those listed on FDA Form 483 have been answered and resolved to the satisfaction of the FDA.

     (d) The Company's facility is currently certified for the areas of design, development, production and distribution of medical devices under the requirements of the International Standards Organization ("ISO") 9001 and EN 46001. To the Company's knowledge, all outstanding questions or issues derived from prior audits and inspections by TUV, relating to ISO 9001 or EN 46001 certification, have been rectified and/or corrected or the corrective action required to correct the outstanding issues remaining will not have a Company

Material Adverse Effect. To the Company's knowledge, the Company has not received written notice of any action pending or threatened by the ISO to revoke, restrict, withdraw or suspend any such ISO certification.

     2.30  Investigation  by  Company;   Parent's  Liability.  The  Company  has
           -------------------------------------------------
conducted its own independent investigation, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, software, technology and prospects of Parent, which investigation, review and analysis was done by the Company and, to the extent the Company deemed appropriate, by the Company's representatives. The Company acknowledges that it and its representatives have been provided adequate access to the personnel, properties, premises and records of Parent as the Company has requested for such purpose. In entering into this Agreement, the Company acknowledges that it has relied solely upon the aforementioned investigation, review and analysis and not on any factual representations or opinions of Parent's or any of Parent's representatives, except the specific representations and warranties of the Parent set forth in this Agreement and the Parent Disclosure Schedule. The Company has formed an independent judgment concerning Parent.

                                   ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

     In this Agreement, any reference to a "Parent Material Adverse Effect" means any change, event or effect that is materially adverse to the financial condition, properties, assets, liabilities, business, operations or results of operations of Parent and its subsidiaries, taken as a whole; provided, however, that any adverse change, effect, event, occurrence, state of facts or development attributable to conditions affecting the industries as a whole in which Parent and its subsidiaries participates, the U.S. economy as a whole or the foreign economies as a whole in any locations where Parent or any of its subsidiaries has material operations or sales shall not be taken into account in determining whether there has been or will be, a Parent Material Adverse Effect.

     Except as disclosed in any Parent SEC Document or as disclosed in a document of even date herewith and delivered by Parent to Company prior to the execution and delivery of this Agreement and referring to the representations and warranties in this Agreement (the "Parent Disclosure Schedule"), provided that any disclosure shall qualify the section number referred to in the Parent Disclosure Schedule as well as all other sections in this Article III when it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other sections, provided further that Parent shall make all reasonable efforts to specifically cross reference in the Parent Disclosure Schedule all sections where a particular disclosure qualifies or applies, Parent represents and warrants to the Company as follows:

     3.1 Organization,  Standing and Power. Parent and each of its subsidiaries,
         ---------------------------------
including Merger Sub, are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization. Each of Parent and its subsidiaries, including Merger Sub, have the corporate power to own their respective properties and to carry on their respective businesses as now being conducted and as proposed to be conducted and are each duly qualified to do business and are in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Parent Material Adverse Effect. Neither Parent nor any of its subsidiaries, including Merger Sub, is in violation of any of the provisions of its respective Certificate of Incorporation or Bylaws or equivalent organizational documents. Parent is the owner of all outstanding shares of capital stock of each of its subsidiaries and all such shares are duly authorized, validly issued, fully paid and non-assessable. Parent does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity, excluding securities in any publicly traded company held for investment by Parent or any of it subsidiaries in accordance with and pursuant to the Parent's formal investment policy and comprising less than 5% of the outstanding stock of such company.

     3.2 Capital Structure.
         -----------------

     (a) The authorized capital stock of Parent consists of 50,000,000 shares of Parent Common Stock of which there were 9,115,779 shares issued and outstanding as of the Execution Date. There are no other outstanding shares of capital stock or voting securities and no outstanding commitments to issue any shares of capital stock or voting securities, other than pursuant to the exercise of (i) options outstanding as of such date under the 1996 Employee, Director and Consultant Stock Option Plan (the "Parent Stock Option Plan") and (ii) warrants (the "Warrants") for 1,274,000 shares of Parent Common Stock. The authorized capital stock of Merger Sub consists of 2,500,000 shares of Common Stock, par value $.01 per share, of which 100 shares are issued and outstanding and held by Parent. The shares of Parent Common Stock to be issued in the Merger will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and registered with the SEC pursuant to the Securities Act.

     (b) All outstanding shares of Parent Common Stock are duly authorized, validly issued, fully paid and non-assessable and are free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the holders thereof, and are not subject to preemptive rights or rights of first refusal created by Delaware Law, the Certificate of Incorporation or Bylaws of Parent or any agreement to which Parent is a party or by which it is bound. As of the Execution Date, Parent has reserved (i) 4,339,708 shares of Parent Common Stock for issuance to directors, employees and consultants pursuant to the Parent Stock Option Plan, and (ii) 1,274,000 shares of Parent Common Stock for issuance pursuant to the Warrants. On the Execution Date, except for (i) the rights created pursuant to this Agreement, the Parent Stock Option Plan and the Warrants and (ii) Parent's right to repurchase any unvested shares under the Parent Stock Option Plan, there are no other options, warrants, calls, rights, commitments or agreements of any character to which Parent is a party or by which it is bound obligating Parent to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of Parent Capital Stock or obligating Parent to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, call, right, commitment or agreement.

     3.3 Authority.
         ---------

     (a) Parent and Merger Sub each have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of Parent and Merger Sub, as applicable, other than approval by the shareholders of Parent.

     (b) This Agreement has been duly executed and delivered by each of Parent and Merger Sub, as applicable, and constitutes the valid and binding obligations of each of Parent and Merger Sub enforceable against each by the Company in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under (i) any provision of the Certificate of Incorporation or Bylaws of Parent, Merger Sub or any of their respective subsidiaries, or (ii) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent, Merger Sub or their respective subsidiaries, properties or assets, except where such conflict, violation, default, termination, cancellation or acceleration with respect to the foregoing provisions in subsection (ii) would not have had and would not be reasonably expected to have a Parent Material Adverse Effect.

     (c) Except as otherwise would not have a Parent Material Adverse Effect, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required with respect to Parent or Merger Sub in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the transactions contemplated hereby and thereby, except for (i) the filing of the Certificate of Merger, together with the required officers' certificates, as provided in Section 1.2, (ii) the filing with the SEC and the AMEX of the Registration Statement, (iii) any filings as may be required under applicable federal, state and local securities laws and the securities laws of any foreign country, (iv) the filing with the AMEX for the listing of the shares of Parent Common Stock issuable upon conversion of the Company Common Stock in the Merger and upon exercise of the Company Options under the Company Stock Option Plans assumed by Parent in the Merger, to the extent required, (v) the filing of a registration statement on Form S-8 with the SEC, or other applicable form covering the shares of Parent Common Stock issuable pursuant to outstanding Company Options under the Company Stock Option Plans assumed by Parent in the Merger; and (vi) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not prevent, materially alter or delay any of the transactions contemplated by this Agreement.

     3.4 SEC Documents; Financial Statements.
         -----------------------------------

     (a) Parent has made available to the Company a true and complete copy of each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Securities Act), definitive proxy statement, and other filing filed with the SEC by Parent since January 1, 2000 (collectively, the "Parent SEC Documents"). Parent has not filed any documents with the SEC that are not available through EDGAR since January 1, 2000. In addition, Parent has made available to the Company all exhibits to the Parent SEC Documents filed prior to the date hereof, and will promptly make available to the Company all exhibits to any additional Parent SEC Documents filed prior to the Effective Time. To Parent's knowledge, as of their respective filing dates, the Parent SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act and, to Parent's knowledge, none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected, supplemented or superseded by a subsequently filed Parent SEC Document.

     (b) The financial statements of Parent, including the notes thereto, included in the Parent SEC Documents (the "Parent Financial Statements") and the unaudited balance sheet of Parent, dated as of June 30, 2002 (the "Parent Balance Sheet Date"), were complete and correct in all material respects as of their respective dates, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with GAAP applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements, included in Quarterly Reports on Form 10-QSBs, as permitted by Form 10-QSB of the SEC). The Parent Financial Statements fairly present in all material respects the consolidated financial condition and operating results of Parent as of the dates and for the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments). There have been no material disagreements between Parent and its auditors with respect to the treatment and/or characterization of items contained in the Parent Financial Statements.

     (c) Parent has fully complied with all certification requirements, and will comply with all certification requirements prior to the Effective Time, under the Sarbanes-Oxley Act of 2002.

     3.5 Absence of Certain  Changes.  Except as expressly  contemplated by this
         ---------------------------
Agreement, since the Parent Balance Sheet Date there has not occurred and on the Closing Date there will not have occurred (except as permitted by Section 4.3 hereof): (i) any change, event or condition (whether or not covered by insurance or similar indemnification agreement) that has resulted in, or would reasonably be expected to result in, a Parent Material Adverse Effect, (ii) any acquisition, sale or transfer of any material asset of Parent and its subsidiaries, (iii) any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by Parent or any revaluation by Parent of any of its and its subsidiaries' material assets, (iv) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares Parent Common Stock, or any direct or indirect redemption, purchase or other acquisition by Parent of any of the shares of Parent Common Stock, (v) any action to amend or change the Certificate of Incorporation or Bylaws of Parent (nor will there be prior to the Effective
Time), or (vi) any negotiation or agreement by Parent or any of its subsidiaries to do any of the things described in the preceding clauses (i) through (v) (other than negotiations with the Company and its representatives regarding the transactions contemplated by this Agreement).

     3.6  Absence of  Undisclosed  Liabilities.  Except as set forth on Schedule
          ------------------------------------
3.6, Parent has no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than: (i) those set forth or adequately reflected or reserved against on the balance sheet or in the notes to the Parent Financial Statements for the period ended on the Parent Balance Sheet Date, (ii) those incurred in the ordinary course of business since the Parent Balance Sheet Date, and (iii) those incurred in connection with the execution of this Agreement.

     3.7  Litigation.  There is no  Proceeding  pending or, to the  knowledge of
          ----------
Parent, threatened against Parent, any of its subsidiaries or any of their respective properties or any of their respective officers or directors (in their capacities as such). There is no judgment, decree or order against Parent or any of its subsidiaries, or, to the knowledge of Parent, any of their respective directors or officers (in their capacities as such), that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Parent Material Adverse Effect. Notwithstanding the foregoing, no judgment, decree or order arising from or relating to any proceeding disclosed in the Parent Disclosure Schedule or the Parent SEC Documents shall be deemed to constitute or give rise to any breach of this Section 3.7.

     3.8 Governmental  Authorization.  Parent has obtained each federal,  state,
         ---------------------------
county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Entity: (i) pursuant to which Parent currently operates or holds any interest in any of its properties or (ii) that is required for the operation of Parent's business or the holding of any such interest ((i) and (ii) herein collectively called the "Parent Authorizations"), and all of the Parent Authorizations are in full force and effect, except where the failure to obtain or have any Parent Authorization does not have a Parent Material Adverse Effect.

     3.9  Environmental  Laws.  Except as  disclosed  on  Schedule  3.9,  Parent
          -------------------
represents and warrants as follows:

     (a) The operations of Parent have at all times been and are in compliance with all Environmental Laws, except where any noncompliance would not have a Parent Material Adverse Effect.

     (b) Parent has obtained and is in full compliance with all Environmental Approvals, each such Environmental Approval is in full force and effect, and each such Environmental Approval will remain in full force and effect after the execution, delivery and performance of this Agreement, provided any transfer documents required by Environmental Law for such Environmental Approval and identified on Schedule 3.9(b) are completed as required by Environmental Law.


     (c) Neither Parent nor any of its properties or facilities is subject to any Order (as defined in Section 5.6(b)) or proposed Order under any Environmental Law. Parent has not received any notice from any person or Governmental Entity regarding or alleging, and no condition or circumstance exists that is reasonably likely to result in (with or without notice or lapse of time or both) a violation or failure to comply with any term or requirement of any Environmental Law or Environmental Approval.

     (d) Parent has provided or made available to the Company true, complete and correct copies and results of all studies, reports, assessments, surveys, correspondence, investigations, audits, analysis, tests and other documents (whether in hard copy or electronic form) in Parent's or its counsel's possession or control pertaining to the presence or alleged presence of any Hazardous Material at, on or affecting any of its properties or facilities, or regarding Parent's compliance with any applicable Environmental Law or Environmental Approval.


     (e) To Parent's knowledge, none of the following exists at any of its properties or facilities: any asbestos-containing material in any form which is friable; urea formaldehyde foam insulation; polychlorinated biphenyls; active or out-of-service or underground storage tanks or sites from which such storage tanks have been removed; or landfills, surface impoundments, waste piles or land disposal areas.


     (f) To Parent's knowledge, Parent is not a potentially responsible party under the federal Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), or state analog statute, arising out of events occurring prior to the Closing Date.

     3.10 Taxes.  Parent and each of its  subsidiaries  has timely filed all Tax
          -----
Returns that it was required to file, and such Tax Returns are true, correct and complete in all material respects. All Taxes shown to be payable on such Tax Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, and no other Taxes are payable by Parent or any subsidiary with respect to any period ending prior to the Execution Date, whether or not shown due or reportable on such Tax Returns, other than Taxes for which adequate accruals have been provided in the Parent Financial Statements or amounts payable with respect to periods or portions of periods after the Parent Balance Sheet Date. Parent and each of its subsidiaries has withheld and paid over all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto. Neither Parent nor any subsidiary has any material liability for unpaid Taxes accruing after the Parent Balance Sheet Date, except for Taxes incurred in the ordinary course of business. There are no liens for Taxes on the properties of Parent or any of its subsidiaries, other than liens for Taxes not yet due and payable.

     3.11 Compliance With Laws. Each of Parent and its subsidiaries has complied
          --------------------
with, is not in violation of, and has not received any notices of violation with respect to any federal, state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply that would not have a Parent Material Adverse Effect.

     3.12  Brokers'  and Finders'  Fees.  Parent has not  incurred,  nor will it
           ----------------------------
incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement, the Merger or any other transaction contemplated hereby.

     3.13 Vote Required.  The  affirmative  vote of the holders of a majority of
          -------------
the shares of Parent Common Stock outstanding is the only vote of the holders of any of the securities or capital stock of Parent necessary to approve this Agreement and the transactions contemplated hereby.

     3.14 Board and Shareholder Approval.  The Boards of Directors of Parent and
          ------------------------------
Merger Sub have (i) approved this Agreement and the Merger, and (ii) determined that the Merger is in the best interests of their respective shareholders and is on terms that are fair to such shareholders, and (iii) resolved to recommend that their respective shareholders approve this Agreement and the Merger.

     3.15  Registration  Statement;   Proxy  Statement/Proxy.   The  information
           -------------------------------------------------
relating to Parent which is provided by Parent (including any information previously provided by Parent in the Parent SEC Documents) for inclusion in the Registration Statement shall not, at the time the Registration Statement is declared effective by the SEC and at all times subsequent thereto (through and including the Effective Time), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information relating to Parent which is provided by Parent (including any information previously provided by Parent in the Parent SEC Documents) for inclusion in the Proxy Statement shall not, on the date the Proxy Statement is mailed to the shareholders of the Company and Parent, at the time of the Company Shareholders Meeting, the Parent Shareholders Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or omit to state a material fact necessary to correct any statement in an earlier communication with respect to the solicitation of proxies for the Company Shareholders Meeting or Parent Shareholders Meeting which has become false or misleading. Notwithstanding the foregoing, Parent makes no representation, warranty or covenant with respect to any information supplied by the Company or relating to the Company which is contained in the Registration Statement or the Proxy Statement.

     3.16 Tax  Matters.  To  Parent's  knowledge  neither  Parent nor any of its
          ------------
affiliates has taken or agreed to take any action, nor does Parent have knowledge of any fact or circumstance, that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

     3.17 Investigation by Parent; Company's Liability. Parent has conducted its
          --------------------------------------------
own independent investigation, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, software, technology and prospects of the Company, which investigation, review and analysis was done by Parent and its affiliates and, to the extent Parent deemed appropriate, by Parent's representatives. Parent acknowledges that it and its representatives have been provided adequate access to the personnel, properties, premises and records of the Company its subsidiaries as Parent has requested for such purpose. In entering into this Agreement, Parent acknowledges that it has relied solely upon the aforementioned investigation, review and analysis and not on any factual representations or opinions of the Company's or any of the Company's representatives (except the specific representations and warranties of the Company set forth in this Agreement and the Company Disclosure Schedule). Parent has formed an independent judgment concerning the Company.

     3.18  Material  Third  Party  Consents.  Schedule  3.18 lists all  Parent's
           --------------------------------
material contracts or agreements required to be disclosed pursuant to Item 10 of Regulation S-K under the SEC rules and regulations that require a novation or consent to the Merger prior to the Effective Time so that such contracts may remain in full force and effect after the Closing (the "Parent Contracts Requiring Novation or Consent") which, if no novation occurs or if no consent to the Merger is obtained, would have a Parent Material Adverse Effect.

                                   ARTICLE IV

                       CONDUCT PRIOR TO THE EFFECTIVE TIME

     4.1 Conduct of Business of the Company.
         ----------------------------------

     (a) During the period from the Execution Date and continuing until the earlier of the termination of this Agreement or the Effective Time, the Company agrees (except to the extent expressly contemplated by this Agreement, Section 4.1(b) hereof or as consented to in writing by Parent), to carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted. Subject to Section 4.1(b) hereof, the Company further agrees to pay all debts and Taxes when due, subject to (i) good faith disputes over such debts or Taxes and (ii) the filing of material Tax Returns, to pay or perform other obligations when due, and to use all reasonable efforts consistent with past practice and policies to preserve intact its present business organizations, to keep available the services of its present officers and key employees and to use its commercially reasonable efforts and its available resources to preserve its relationships with customers, suppliers, distributors, licensors, licensees and others having business dealings with it, to the end that its goodwill and ongoing businesses shall be unimpaired at the Effective Time, other than what would not have a Company Material Adverse Effect. The Company agrees to promptly notify Parent in writing of any event or occurrence not in the ordinary course of its business, and of any event which could reasonably be expected to have a Company Material Adverse Effect.

     (b) Without limiting the generality of Section 4.1(a), during the period from the Execution Date and continuing until the earlier of the termination of this Agreement or the Effective Time, except as set forth in the Company Disclosure Schedule or as expressly contemplated by this Agreement, the Company shall not do, cause or permit any of the following, without the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed):

     (i) Cause or permit any amendments to its Articles of Incorporation or Bylaws;

     (ii) Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock; or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock;

     (iii) Accelerate, amend or change the period of exercisability or vesting of options, securities or other rights granted under the Company Options or the Company Stock Option Plans or authorize cash payments in exchange for any options or other rights granted under any of the above, except in each case, to the extent required by the existing terms of any such Company Option or Company Stock Option Plan, which has not been amended or otherwise modified to provide such change to acceleration, period of exercisability or vesting within thirty
(30) days prior to the Execution Date;

     (iv) Enter into any material contract or commitment (including, without limitation, any contracts with employees, officers, directors or shareholders or any material operating lease), or violate, amend or otherwise modify or waive any of the terms of any of the Material Contracts (including, without limitation, any contracts with employees, officers, directors or shareholders) other than in the ordinary course of business; provided, further, that other than in the ordinary course of business, the Company shall not enter into any contract, commitment or agreement (x) which grants any third party exclusive rights, (y) which provides any third party with equity, as compensation or otherwise, or (z) with any third party which could reasonably be deemed to be a competitor of Parent;

     (v) Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than the issuance of shares of Company Common Stock pursuant to (x) the exercise of Company Options issued and outstanding on the date hereof, and (y) other rights therefor outstanding as of the date of this Agreement and disclosed in the Company Disclosure Schedule;

     (vi) Sell, lease, license (either exclusively or non-exclusively), encumber or otherwise transfer or dispose of any patents, patent applications, trademarks (whether registered or not), copyrights (whether registered or not), trade secret information or any other intellectual property material to the business of the Company, or any interests therein;

     (vii) Sell, lease, license or otherwise dispose of or encumber any of its properties or assets which are material, individually or in the aggregate, to its business, taken as a whole except for sales of products in the ordinary course of business;

     (viii) Incur any indebtedness for borrowed money under existing credit lines or otherwise, except as reasonably necessary for the operation of its business in a manner, and in amounts, consistent with past practices, or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others;

     (ix) Pay any amount in excess of $25,000 in any one case or $50,000 in the aggregate arising for any reason other than in accordance with the terms of any claim, liability or obligation of the Company; provided, however, that the Company may pay any such amounts to the extent that they are reflected or reserved against in the Company Financial Statements;

     (x) Make any capital expenditures, capital additions or capital improvements except in the ordinary course of business and consistent with past practice, and not withstanding the above, make any such expenditures, additions or improvements in excess of $50,000 in any one case or $100,000 in the aggregate; provided, however, that the Company may make any capital expenditures, capital additions or capital improvements related to the capital projects listed on Schedule 4.1(b)(x);

     (xi) Materially reduce the amount of any insurance coverage provided by existing insurance policies;

     (xii) Terminate or waive any right of any material or substantial value, except in the ordinary course of business;

     (xiii) Adopt or amend any employee benefit or stock purchase or option plan, except as required under ERISA or except as necessary to maintain the qualified status of such plan under the Code, or hire any new director level or executive officer level employee, or increase the annual level of compensation of any employee, or grant any unusual or extraordinary bonuses, benefits or other forms of direct or indirect compensation to any employee, officer, director or consultant, except in the ordinary course of business and in amounts consistent with past practices;

     (xiv) Grant any severance or termination pay (x) to any director or officer or (y) to any other employee, except payments made pursuant to written agreements outstanding on the Execution Date;

     (xv) Commence any material lawsuit other than (x) for the routine collection of bills, (y) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that it consults with Parent prior to the filing of such a suit, or (z) for a breach of this Agreement or any Exhibits hereto;

     (xvi) Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to its business, taken as a whole;

     (xvii) Other than in the ordinary course of business, or as required by GAAP, make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, file any material Tax Return or any amendment to a material Tax Return, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

     (xviii) Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business; or

     (xix) Adopt a plan of complete or partial liquidation or dissolution; or

     (xx) Take or agree in writing or otherwise to take, any of the actions described in Sections 4.1(b)(i) through (xix) above, or any action which would make any of its representations or warranties contained in this Agreement untrue or incorrect in any material respect or prevent it from performing or cause it not to perform its covenants hereunder.

     4.2 Conduct of Business of Parent.
         -----------------------------

     (a) During the period from the Execution Date and continuing until the earlier of the termination of this Agreement or the Effective Time, Parent agrees (except to the extent expressly contemplated by this Agreement, Section 4.2(b) hereof or as consented to in writing by the Company), to carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted.

     (b) Without limiting the generality of Section 4.2(a), during the period from the Execution Date and continuing until the earlier of the termination of this Agreement or the Effective Time, except as set forth in the Parent Disclosure Schedule or as expressly contemplated by this Agreement, Parent shall not do, cause or permit any of the following, without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed):

          (i) Cause or permit any amendments to its Certificate of Incorporation or Bylaws;

          (ii) Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants  or  options  to  acquire,  or  other  agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than (x) the issuance of employee stock options, or shares of Parent Common Stock upon exercise therefor, pursuant to plans in effect on the Execution Date; (y) the other rights for shares of Parent
Common Stock outstanding as of the date of this Agreement and disclosed in the Parent Disclosure Schedule;

          (iii) Fail to maintain the trading of the Parent Common Stock on AMEX;

          (iv) Adopt a plan of complete or partial  liquidation or  dissolution;
or

          (v) Take or agree in writing or otherwise to take, any of the actions described in Sections 4.2(b)(i) through (iv) above, or any action which would make any of its representations or warranties contained in this Agreement untrue or incorrect in any material respect or prevent it from performing or cause it not to perform its covenants hereunder.


     4.3 No Solicitation.
         ---------------

     (a) The Company and the officers, directors, employees or other agents of the Company will not, directly or indirectly, (i) take any action to solicit, initiate or intentionally encourage any Takeover Proposal (as defined below) or
(ii) subject to the terms of Section 4.3(b) below, take any action to solicit, intentionally facilitate, intentionally encourage or engage in negotiations or discussions with, or disclose any nonpublic information relating to the Company to, or afford access to the properties, books or records of the Company to, any Person that has advised the Company in writing that it intends to make, or that has made, a Takeover Proposal; provided, nothing herein shall prohibit the Company's Board of Directors from complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer.

     (b) Notwithstanding Section 4.3(a) above, if an unsolicited written Takeover Proposal, or an unsolicited written expression of interest that can reasonably be expected to lead to a Takeover Proposal, is received by the Board of Directors of the Company, then: (i) if none of the Company and its officers, directors, employees or other agents and representatives have violated in any material respect any of the restrictions in Section 4.3(a), and (ii) to the extent the Board of Directors of the Company believes in good faith (after consultation with its financial advisors) that such Takeover Proposal would reasonably be expected to result in a transaction that is more favorable to the Company's shareholders than the transaction contemplated by this Agreement (any such more favorable Takeover Proposal being referred to in this Agreement as a "Superior Proposal"), and (iii) the Board of Directors of Company determines in good faith (after consultation with outside legal counsel) that failure to take action with respect to such Superior Proposal would be inconsistent with the fiduciary duties of the Board of Directors of the Company to the Company's shareholders under applicable law, the Company and its officers, directors, employees, investment bankers, financial advisors, attorneys, accountants and other representatives retained by it may furnish in connection with such a Superior Proposal information and take such other actions with respect to such Superior Proposal as are consistent with the fiduciary obligations of Company's Board of Directors, and such actions with respect to such Superior Proposal shall not be considered a breach of Section 4.3(a), provided that in each such event Company: (A) notifies Parent in writing of such determination by the Company's Board of Directors, and (B) provides Parent with a summary of the Superior Proposal received from such third party so long as such disclosure does not cause the breach of any non-disclosure or confidentiality agreements of the Company outstanding as of the Execution Date. Notwithstanding the immediately preceding sentence, neither the Company nor its representatives may take any action with respect to a Superior Proposal unless and until: (x) the Board of Directors of Company has determined, after consultation with the Company's investment bankers, that such third party is actually capable of making a Superior Proposal upon satisfactory completion of such third party's review of the information supplied by the Company, and (y) such third party executes and delivers to the Company a non-disclosure or confidentiality agreement containing provisions regarding non-disclosure at least as restrictive as the Confidentiality Agreement (as defined in Section 5.4).

     Additionally, the Company shall not, and shall not permit any of its officers, directors, employees or other representatives to, agree to or intentionally endorse any Takeover Proposal (including any Superior Proposal), unless Parent or the Company terminates this Agreement and the Company pays to Parent all amounts payable to Parent pursuant to Sections 7.3(b) and (c) hereof, as applicable.

     (c) The Company will promptly notify Parent after receipt, but in no event later than 24 hours from such receipt, of any Takeover Proposal or any notice that any Person is considering making a Takeover Proposal or any request for non-public information relating to the Company or for access to the properties, books or records of the Company by any Person that has advised the Company that it may be considering making, or that has made, a Takeover Proposal.

     (d) For purposes of this Agreement, "Takeover Proposal" means any offer or proposal for, or any indication of interest in (whether written or oral), a merger or other business combination involving the Company or the acquisition of more than 25% of the Company Capital Stock, a material portion of the total assets or any material asset of the Company, other than the transactions contemplated by or disclosed in this Agreement.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

     5.1 Proxy Statement/Prospectus;  Registration Statement. Promptly after the
         ---------------------------------------------------
execution of this Agreement, the Company and Parent shall prepare the Proxy Statement and Parent shall prepare and file with the SEC the Registration Statement, which Registration Statement shall contain the Proxy Statement. Parent shall ensure that the Registration Statement and Proxy Statement comply in form with applicable SEC requirements and shall use all commercially reasonable efforts to cause the Registration Statement to become effective as promptly as practicable after filing. If, at any time prior to the Effective Time, any event or information should be discovered by the Company which should be set forth in a supplement to the Proxy Statement, the Company shall promptly inform Parent in writing. The Proxy Statement shall include the recommendation of the Board of Directors of the Company and Parent that the Company's shareholders and Parent's shareholders vote in favor of the Merger and approve this Agreement; provided that such recommendation may be excluded or withdrawn, to the extent the Company complies with Sections 4.3(b) and 7.3, in the event of a Superior Proposal. Parent shall take any action reasonably (other than qualifying to do business in any jurisdiction in which is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of Parent Common Stock in the Merger and upon exercise of Company Stock Options.

     5.2 Meeting of  Shareholders.  The Company  shall  promptly  after the date
         ------------------------
hereof take all action necessary in accordance with California Law and its Articles of Incorporation and Bylaws to call, give notice of, convene and hold the Company Shareholders Meeting, as promptly as is reasonably practicable, and in any event within forty-five (45) days after the SEC has cleared the Proxy Statement and declared the effectiveness of the Registration Statement. Parent shall promptly after the date hereof take all action necessary in accordance with Massachusetts Business Corporation Law ("Massachusetts Law") and its Certificate of Incorporation and Bylaws to call, give notice of, convene and hold the Parents Shareholders Meeting, as promptly as is reasonably practicable, and in any event within forty-five (45) days after the SEC has cleared the Proxy

Statement and declared the  effectiveness  of the  Registration  Statement.  The
Company and Parent shall consult with each other regarding the date of the Company Shareholders Meeting and Parent Shareholders Meeting and shall not postpone or adjourn (other than for the absence of a quorum) the Company Shareholders Meeting or Parent Shareholders Meeting without the consent of the other party, unless this Agreement is first terminated pursuant to Article VII hereof. Subject to Sections 4.3 and 5.1, the Company and Parent shall use commercially reasonable efforts to solicit from their respective shareholders proxies in favor of the Merger and shall take all other commercially reasonable actions that are necessary or advisable to secure the vote or consent of such shareholders to effect the Merger, as required by the rules of Nasdaq, AMEX, California Law, Massachusetts Law, Delaware Law or other applicable laws, rules or regulations.

     5.3 Access to Information; Disclosure Schedule Updates.
         --------------------------------------------------

     (a) Upon reasonable notice, the Company shall afford Parent and its accountants, legal counsel and other representatives, reasonable access during normal business hours during the period prior to the Effective Time or the earlier termination of this Agreement in accordance with its terms, provided that Parent contacts the Company's President or Chief Financial Officer prior to contacting any other employee of the Company, to: (i) review all of the Company's properties, books, contracts, commitments and records, and (ii) all other information concerning the business, properties and personnel of the Company as Parent may request. The Company agrees to provide to Parent and its accountants, legal counsel and other representatives copies of internal financial statements, Tax Returns and other business and Tax analysis and documentation promptly upon request.

     (b) No information or knowledge obtained in any investigation after the Execution Date pursuant to this Section 5.3 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger; provided, however that the Company shall promptly inform Parent of any event or occurrence which would reasonably be likely to have a Company Material Adverse Effect. Additionally, during the period from the date hereof and prior to the Effective Time or the earlier termination of this Agreement in accordance with its terms, the Company and Parent shall each promptly notify the other in writing of:

          (i) the discovery of any event, condition, fact or circumstance which causes, caused, constitutes or constituted a breach of any representation or warranty made by the Company or Parent in this Agreement or any other agreement contemplated hereby to the extent that such event, condition, fact or circumstance would cause the conditions in Sections 6.2(a) and 6.3(a) of this Agreement not to be satisfied;

          (ii) any material breach of any covenant or obligation by the Company or Parent;

          (iii) any event, condition, fact or circumstance that may make the timely satisfaction of any of the covenants or conditions set forth in this
Article V or Article VI impossible or unlikely.; and

          (iv) any information necessary or appropriate for inclusion in the Proxy Statement and the Registration Statement so as to make such filing not to be misleading.

     (d) If any event, condition, fact or circumstances that is required to be disclosed pursuant to Section 5.3(c) requires any material change in the Company's Disclosure Schedule or Parent Disclosure Schedule, or if any such event, condition, fact or circumstance would require such a change assuming the Company Disclosure Schedule or Parent Disclosure Schedule were dated as of the date of the occurrence, existence or discovery of such event, condition, fact or circumstances, then the Company or Parent, as applicable, shall promptly deliver to the other party an update to its Disclosure Schedule specifying such change (a "Disclosure Schedule Update"). If, as a result of such development, either party has the right to terminate this Agreement pursuant to Article VII and such party fails to exercise that right within a period of twenty (20) days after such right accrues, then the Disclosure Schedule Update will be deemed to have amended this Agreement, including any appropriate schedule hereto, to have qualified the representations and warranties contained in this Agreement above, and to have cured any misrepresentation or breach of warranty that otherwise might have existed hereunder by reason of the development.

     5.4 Confidentiality.
         ---------------

     (a) None of the parties to this Agreement nor any of their respective directors, officers, employees, agents or representatives may, directly or indirectly, disclose to any person or entity or use any Confidential Information for any purpose other than to evaluate and consummate the transactions contemplated by this Agreement. If any party hereto is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative, demand, or similar process) to disclose any Confidential Information, such party shall promptly notify the other parties hereto so that such other parties may seek an appropriate protective order or waive compliance with the provisions of this Section 5.4. If, in the absence of a protective order or the receipt of a waiver hereunder, any party hereto is, on the advice of counsel, compelled to disclose any
Confidential Information to any tribunal such party may disclose the Confidential Information to the tribunal; provided, however, that such party shall use commercially reasonable efforts to obtain an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed. In the event this Agreement is terminated for any reason, each party hereto shall return to the appropriate parties all Confidential Information obtained in connection with the evaluation of the transactions contemplated by this Agreement.

     (b)  "Confidential  Information"  means any  information  not in the public
           -------------------------
domain, in any form, whether acquired prior to or after the Execution Date, received from any party hereto or any of their respective representatives relating to the business and operations of either the Company or Parent, including, without limitation, information regarding vendors, suppliers, trade secrets, training programs, technical information, contracts, systems, procedures, know-how, trade names, improvements, price lists, financial or other data, business plans, computer programs, software systems, internal reports, personnel files or any other compilation of information, written or unwritten, which is or was used in the business of the Company or Parent, except for information (i) that was or becomes generally available to the public, other than as a result of disclosure by the party hereto receiving such Confidential Information; or (ii) that is received by a party hereto on a non-confidential basis from a third party that is not prohibited from disclosing such information by obligation to either the Company or Parent.

     5.5 Public Disclosure. The Company and Parent shall consult with each other
         -----------------
before issuing any press releases or otherwise make any public statements or make any other public (or non-confidential) disclosures (whether or not in response to an inquiry) regarding the terms of this Agreement and the transactions contemplated hereby, and, to the extent possible, prepare and issue press releases jointly. Neither the Company nor Parent will issue a press release or make any statements or disclosures without the prior written approval of the other (which consent shall not be unreasonably withheld), except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange or with Nasdaq (in which case, the disclosing party shall provide the other parties hereto with at least one (1) business days' advance notice and a written copy of such disclosure).

     5.6 Consents; Cooperation.
         ---------------------

     (a) Each of Parent and the Company shall promptly apply for or otherwise seek, and use commercially reasonable efforts to obtain, all consents and approvals required to be obtained by it for the consummation of the Merger. The Company and Parent shall each use their respective commercially reasonable efforts to obtain all necessary consents, waivers and approvals under any of their respective material contracts in connection with the Merger to the extent required under such contracts.

     (b) The Company shall furnish Parent, on or prior to the Closing Date, with evidence satisfactory to it of the consent or approval of those Persons whose consent or approval shall be required in connection with the Merger under the Material Contracts.

     5.7  Affiliates.  Schedule  5.7 sets forth those  persons who may be deemed
          ----------
"affiliates" of the Company as such term is used in the Securities Act and the regulations thereunder. The Company shall provide Parent with such information and documents as Parent shall reasonably request for purposes of reviewing such list. Parent and Merger Sub shall include such persons in the Registration Statement pursuant to Item 7 of Form S-4 and maintain the effectiveness of the Registration Statement until the completion of distribution by such persons.

     5.8 Voting  Agreement.  The Company shall use its  commercially  reasonable
         -----------------
efforts, on behalf of Parent, and pursuant to the request of Parent, to cause Asset Value Fund Limited Partnership to execute and deliver to Parent a Voting Agreement substantially in the form attached hereto as Exhibit A.

     5.9 Legal Requirements. Each of Parent and, subject to Sections 4.3 and 5.1
         ------------------
of this Agreement, the Company, shall take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to any party hereto necessary in connection with any such requirements imposed upon such other party in connection with the consummation of the transactions contemplated by this Agreement and will take all reasonable actions necessary to obtain (and will cooperate with the other parties hereto in obtaining) any consent, approval, order or authorization of, or any registration, declaration or filing with, any Governmental Entity or other Person, required to be obtained or made in connection with the taking of any action contemplated by this Agreement, including, without limitation, the Environmental Approvals set forth on Schedules 2.10(b)(ii) and 3.9(b).

     5.10 Assumption of Company Options.
          -----------------------------

     (a) At the Effective Time, each Company Option which is outstanding immediately prior to the Effective Time shall become and represent an option to purchase the number of shares of Parent Common Stock (a "Substitute Option"), increased to the nearest whole share, determined by multiplying the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time by the Exchange Ratio, at an exercise price per share of Parent Common Stock, increased to the nearest whole cent, equal to the exercise price per share of Company Common Stock subject to such Company Option immediately prior to the Effective Time divided by the Exchange Ratio.

     (b) After the Effective Time, except as otherwise expressly provided in this Agreement, each Substitute Option shall be exercisable upon the same terms and conditions (including vesting schedules) as were applicable to the related Company Option immediately prior to the Effective Time.

     5.11 Form S-8. Parent shall take all corporate  action necessary to reserve
          --------
for issuance a sufficient number of shares of Parent Common Stock for delivery upon the exercise of the Company Options assumed in accordance with Section
5.10. As soon as practicable and in no event more than twenty (20) days after the Closing Date, Parent shall file a registration statement on Form S-8 (or any successor or other appropriate forms) with respect to the shares of Parent Common Stock subject to such options or on another appropriate form of registration statement for any such shares of Parent Common Stock which are not registrable on Form S-8 and shall use its commercially reasonable efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding. The Company will cooperate and assist Parent in the preparation of such registration statement(s).

     5.12 Treatment as Reorganization. Neither the Company nor Parent shall take
          ---------------------------
any action prior to or following the Closing that would cause the merger to fail to qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

     5.14 Takeover Statutes.  If any Takeover Statute shall become applicable to
          -----------------
the  transaction  contemplated  hereby,  the Company and the Company's  Board of

Directors shall grant such approvals and take such actions as are necessary so that the Merger and the transactions contemplated hereby may be commenced as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation in the transaction contemplated hereby, except, in each such case, to the extent required in the exercise of the fiduciary duties of the Company's Board of Directors under applicable law as advised by independent counsel.

     5.15  Employee  Notices.   In  connection  with  the  consummation  of  the
           -----------------
transactions contemplated by this Agreement and to the extent required by applicable law, the Company shall give all material notices required to be given to the employees of the Company.

     5.16 Listing of Additional  Shares.  Parent  shall,  prior to the Effective
          -----------------------------
Time, cause all shares of Parent Common Stock to be issued pursuant to the terms of this Agreement to be approved for listing on AMEX or Nasdaq, subject to official notice of issuance.

     5.17 Lease  Estoppel  Certificate.  The Company  will use its  commercially
          ----------------------------
reasonable effort to obtain, with respect to the Lease to the Leased Premises, an estoppel certificate from the landlord.

     5.18 Further  Assurances.  Parent,  Merger Sub and, subject to Sections 4.3
          -------------------
and 5.1 of this Agreement, the Company, shall use commercially reasonable efforts to effectuate the transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to closing under this Agreement. Each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

                                   ARTICLE VI

                            CONDITIONS TO THE MERGER

     6.1  Conditions  to  Obligations  of Each Party to Effect the  Merger.  The
          ----------------------------------------------------------------
respective obligations of each party to this Agreement to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, by agreement of all the parties hereto:

     (a)  Shareholder  Approval.  This  Agreement and the Merger shall have been
          ---------------------
approved and adopted by the requisite vote of the shareholders of both the Company and Parent.

     (b)  Registration  Statement.  The SEC shall have declared the Registration
          -----------------------
Statement "effective" in accordance with the provisions of the Securities Act, and shall be effective at the Effective Time, and no stop order suspending effectiveness of the Registration Statement shall have been issued, no action, suit, proceedings or investigation by the SEC to suspend the effectiveness thereof shall have been initiated and be continuing.

     (c) No  Injunctions  or Restraints;  Illegality.  No temporary  restraining
         -------------------------------------------
order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (which has jurisdiction over the Company or Parent), seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal. In the event an injunction or other order shall have been issued, each party agrees to use its commercially reasonable efforts to have such injunction or other order lifted.

     (d) Governmental  Approvals.  Parent, Merger Sub and the Company shall have
         -----------------------
timely obtained from each Governmental Entity all approvals, waivers and consents, if any, necessary for consummation of the transactions contemplated by the Merger, including but not limited to the expiration or termination of any applicable waiting period under any applicable antitrust laws and such approvals, waivers and consents as may be required under the Securities Act and state blue sky laws.


     6.2 Additional Conditions to Obligations of Company. The obligations of the
         -----------------------------------------------
Company to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, by the Company:

     (a) Representations,  Warranties and Covenants.  Except as disclosed in the
         ------------------------------------------
Parent  Disclosure  Schedule dated the Execution Date and as amended pursuant to
Section 5.3(d), (i) the representations and warranties of Parent in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such time and, in the case of representations and warranties of Parent which speak specifically as of an earlier date, shall be true and correct as of such earlier date, except in each case, (A) for changes contemplated by the Agreement or (B) if any portion of any such representation or warranty is already qualified by materiality, for purposes of determining whether this condition has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects; and (ii) Parent shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by Parent as of the Closing Date.


     (b) AMEX or Nasdaq  Listing.  The shares of Parent Common Stock issuable to
         -----------------------
the Company's shareholders in connection with the Merger and the exercise of the Company Options shall have been authorized for listing on AMEX or Nasdaq, subject to official notice of issuance.

     (c) No Parent Material  Adverse  Effect.  There shall not have occurred any
         -----------------------------------
Parent Material Adverse Effect since the Execution Date.

     (d)  Certificate  of Parent.  The Company  shall have been  provided with a
          ----------------------
certificate executed on behalf of Parent by an authorized officer to the effect set forth in Sections 6.2(a), (b) and (c).

     (e) Third Party  Consents.  Parent  shall have  obtained  all the  consents
         ---------------------
required by the Parent Contracts Requiring Novation or Consent.

     6.3 Additional  Conditions to the Obligations of Parent. The obligations of
         ---------------------------------------------------
Parent to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, by
Parent:

     (a) Representations,  Warranties and Covenants.  Except as disclosed in the
         ------------------------------------------
Company Disclosure  Schedule dated the Execution Date and as amended pursuant to
Section 5.3(d), (i) the representations and warranties of Company in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such time and, in the case of representations and warranties of the Company which speak specifically as of an earlier date, shall be true and correct as of such earlier date, except in each case, (A) for changes contemplated by the Agreement, or (B) if any portion of any such representation or warranty is already qualified by materiality, for purposes of determining whether this condition has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects; and (ii) the Company shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Closing Date.


     (b)  Certificate  of  Company.  Parent  shall  have  been  provided  with a
          ------------------------
certificate executed on behalf of Company by its President to the effect set forth in Section 6.3(a).

     (c)  Dissenters.  The  holders  of no more  than five  percent  (5%) of the
          ----------
outstanding shares of Company Capital Stock shall have either elected to exercise their rights to dissent from the Merger and shall have not effectively lost or withdrawn such dissenters rights or shall otherwise be entitled to exercise their rights to dissent from the Merger and shall have not effectively lost or withdrawn their right to exercise such dissenters rights.

     (d) Third Party Consents.  The Company shall have obtained all the consents
         --------------------
required by the Company Contracts Requiring Novation or Consent, including, without limitation, Heller Healthcare Finance, Inc.

     (e) Suppliers and Customers.  Parent shall have had the opportunity to meet
         -----------------------
with the Company's key suppliers and customers listed on Schedule 2.20 and reasonably satisfy itself with respect to the Company's ongoing relationships with such parties. Parent shall only meet with such parties with Kelly Scott or other designee of the Company. This condition shall be deemed to have been automatically satisfied on the 30th day after the Execution Date, unless Parent notifies the Company in writing of any reasonable objection.

     (f) Company  Material  Adverse  Effect.  There shall not have  occurred any
         ----------------------------------
Company Material Adverse Effect since the Execution Date.

                                   ARTICLE VII

                        TERMINATION, AMENDMENT AND WAIVER

     7.1 Termination.
         -----------

     (a) At any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the shareholders of the Company, and subject to Section 7.3 below, this Agreement may be terminated:

          (i) by mutual written consent duly authorized by each party's Board of Directors;

          (ii) by either Parent or the Company, if (A) the Closing shall not have occurred on or before January 31, 2003; provided that the parties shall reasonably agree to extend this date for up to thirty (30) days, so long as the party requesting such extension has used its commercially reasonable efforts to diligently perform each of its obligations under this Agreement in good faith; and provided further that the right to terminate this Agreement under this Section 7.1(a)(ii) shall not be available to any party whose action or failure to act has been the cause of the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement, (B) any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger shall have become final and nonappealable, or
(C) if any required approval of the shareholders of the Company or Parent shall not have been obtained by reason of the failure to obtain the required votes at either the Company Shareholders Meeting or Parent Shareholders Meeting or at any adjournment thereof.


          (iii) by Parent, if (A) the Company shall materially breach any representation, warranty, obligation or agreement hereunder (other than a breach of Section 4.3(a) hereof which is specifically addressed in subsection (v) below or a breach which has not had, and would not reasonably be expected to result in, a Company Material Adverse Effect) and such breach shall not have been cured within twenty (20) business days of receipt by the Company of written notice of such breach (describing the details of such breach) provided that the right to terminate this Agreement by Parent under this Section 7.1(a) (iii)(A) shall not be available to Parent where Parent is at that time in breach of this Agreement, (B) the Board of Directors of the Company shall have withdrawn or modified its recommendation of this Agreement or the Merger in a manner adverse to
Parent or recommended, endorsed, accepted or agreed to a Takeover Proposal or shall have resolved to do any of the foregoing, (C) the Board of Directors of the Company shall have publicly announced a rejection of a Takeover Proposal, but failed to give Parent a written reaffirmation of its recommendation of this Agreement, the Merger and the other transactions contemplated hereby within five (5) business days of Parent's request thereof following the rejection of such Takeover Proposal (the "Reaffirmation"), (D) a Trigger Event is commenced (other than by Parent or an affiliate of Parent) and the Board of Directors of the Company (x) recommends that the shareholders of the Company tender their shares in such tender or exchange offer; or (y) within ten (10) days after such tender or exchange offer, fails to recommend against acceptance of such offer or takes no position with respect to the acceptance of such Trigger Event and fails to deliver to Parent a Reaffirmation within five (5) business days of Parent's request therefore; or (E) for any reason (other than as the result of the failure of Parent to perform its obligations under this Agreement), the Company fails to call and hold the Company Shareholders Meeting by January 21, 2003;

          (iv) by the Company, if (A) Parent shall materially breach any representation, warranty, obligation or agreement hereunder (other than a breach which has not had, and would not reasonably be expected to result in, a Parent Material Adverse Effect) and such breach shall not have been cured within twenty (20) business days of receipt by Parent of written notice of such breach (describing the details of such breach) provided that the right to terminate this Agreement by Company under this Section 7.1(a) (iv)(A) shall not be available to the Company where the Company is at that time in material breach of this Agreement, (B) the Board of Directors of Parent shall have withdrawn or modified its recommendation of this Agreement or the Merger in a manner adverse to the Company or shall have resolved to do the foregoing, or (C) the Board of Directors of the Company shall recommend, endorse, accept or agree to a Superior Proposal or shall have resolved to recommend, endorse, accept or agree to a Superior Proposal; or

          (v) by Parent if the Company or its officers, directors,  employees or
representatives  have  willfully  breached  or  violated  the   restrictions  of
Section 4.3(a).

     (b) As used herein,  a "Trigger  Event" means any event after the Execution
                             --------------
Date in which any Person commences a tender or exchange offer, the successful consummation of which would result in the offeror and its affiliates beneficially owning securities representing thirty-five percent (35%) or more of the voting power of Company.

     7.2 Effect of Termination. In the event of termination of this Agreement as
         ---------------------
provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part, of Parent, Merger Sub or the Company or their respective officers, directors, shareholders or affiliates, except to the extent that such termination results from the willful breach by a party hereto of any of its representations, warranties or covenants set forth in this Agreement; provided that, notwithstanding the above, the provisions of
Section 5.4 (Confidentiality), this Section 7.2 and Section 7.3 (Expenses and Termination Fees) shall remain in full force and effect and survive any termination of this Agreement and Parent's right to a remedy for the Company's breach of Section 4.3 shall survive any termination of this Agreement.

     7.3 Expenses and Termination Fees.
         -----------------------------

     (a) Subject to Sections 7.3(b), (c) and (d), whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of its advisers, accountants and legal counsel) shall be paid by the party incurring such expense.

     (b) In the event that this  Agreement  is  terminated  in  accordance  with
Section 7.1(a)(iii), (iv)(A), (iv)(B) or (v), then the party entitled to terminate this Agreement pursuant to such provisions (the "Terminating Party") shall be paid by the non-Terminating Party, within ten (10) business days of the termination thereof, the sum of $100,000 (the "Termination Fee"). Furthermore,
(x) the Company shall pay to Parent the Termination Fee if the Company terminates this Agreement pursuant to Section 7.1(a)(iv)(C); (y) the Company shall pay to Parent the Termination Fee if Asset Value Fund, LP or any of the Company's officers or directors who own shares of Company Common Stock do not vote such shares in favor of the Merger and, as a result thereof, the Company's shareholders do not approve the Merger; and (z) Parent shall pay to the Company the Termination Fee if any of its officers or directors who own shares of Company Common Stock and Parent Common Stock do not vote such shares in favor of the Merger and, as a result thereof, the Company's shareholders or the Parent's shareholders do not approve the Merger.

     (c) In addition to the fees payable pursuant to Section 7.3(b) above, in the event that the Company or Parent (hereinafter, a "Selling Company") accepts, in writing, an offer for the sale, merger or exchange of any of its shares or the sale of all or substantially all of its assets from any entity, party or group, other than Parent in the case of the Company, prior to the later of (i) March 15, 2003 or (ii) provided that notice of the Company Shareholders Meeting and the Parent Shareholders Meeting, as applicable, have been given and not withdrawn prior to March 15, 2003, the vote of their respective shareholders relating to the Merger, regardless of whether such acceptance is approved by the Board of Directors of the Selling Company, the shareholders of the Selling Company, or such transaction is consummated, then the Selling Company shall immediately upon such acceptance pay to the non-Selling Company, in cash, an amount equal to five percent (5%) of the total consideration (whether such consideration is to be paid in cash, securities or other property) of the offer accepted by the Selling Company (the "Break-Up Fee"). The Break-Up Fee is due and payable even if this Agreement is terminated by either party hereto prior to the acceptance of such third party offer; provided that no Break-Up Fee will be paid to any party who takes any action, contrary to the terms of this Agreement, to willfully avoid consummating the transactions contemplated by this Agreement. In the event the non-Selling Company is in material breach of this Agreement at the time an offer is accepted by the Selling Company, any payment of the Break-Up Fee by the Selling Company shall not constitute a waiver or release of the non-Selling Company's liability for damages arising from such breach and the Selling Company reserves all rights to seek recovery thereof. The Break-Up Fee will accrue interest at twelve percent (12%) per annum from the date it is due until paid in full and the Selling Company hereby acknowledges that such action will constitute irreparable harm to the other party and further agrees that the non-Selling Company will be entitled to obtain an affirmative injunction, in any court of competent jurisdiction, which would enjoin the consummation of any such sale of the Selling Company's shares or assets until the Break-Up Fee, with interest, is paid in full. Upon payment of the Break-Up Fee (together with any accrued interest specified in this Section 7.3(c) and any attorney's fees specified in Section 8.11) and the Termination Fee, if applicable in accordance with Section 7.3(b), notwithstanding Section 7.2, the Selling Company shall have no further liability or obligation with respect to this Agreement; provided that if the Selling Company commences an action against the non-Selling Company then the non-Selling Company shall be entitled to assert any and all counterclaims hereunder and the Selling Company shall be liable for all damages in connection with such counterclaims including attorney's fees under Section 8.11 hereof.

     7.4 Amendment. The Boards of Directors of the parties hereto may cause this
         ---------
Agreement to be amended at any time by execution of an instrument in writing signed on behalf of each of the parties hereto; provided that an amendment made subsequent to adoption of the Agreement by the shareholders of the Company and Parent shall not (i) alter or change the amount or kind of consideration to be received on conversion of the Company Capital Stock, (ii) alter or change any term of the Articles of Incorporation of Surviving Corporation to be effected by the Merger, or (iii) alter or change any of the terms and conditions of the Agreement, if such alteration or change would materially adversely affect the holders of Company Capital Stock.

     7.5  Extension;  Waiver.  At any time prior to the Effective Time any party
          ------------------
hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of the other party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party granting such waiver or extension and only for the specific instance for which such waiver or extension was granted.

     7.6 No Right to Terminate.  No party may refuse to perform its  obligations
         ---------------------
under this Agreement or terminate this Agreement on the basis that any condition remains unsatisfied where such party's failure to fulfill its obligations under this Agreement shall have been the cause of, or resulted in, the condition not being satisfied.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     8.1  Non-Survival  at Effective Time. The  representations,  warranties and
          -------------------------------
agreements of each of the parties set forth in this Agreement shall terminate at the Effective Time, except that the agreements set forth in Article I, Section
5.4  (Confidentiality),  Section 5.10 (Assumption of Company  Options),  Section
5.11 (Form S-8), Section 5.18 (Further Assurances), Section 7.3 (Expenses and Termination Fees), Section 7.4 (Amendment), and this Article VIII shall survive the Effective Time.

     8.2  Notices.   All  notices,   requests,   demands,   consents  and  other
          -------
communications required or permitted to be given or made hereunder shall be in writing and shall be deemed to have been duly given and received, (a) if delivered by hand, the day it is so delivered against receipt, (b) if mailed via the United States mail, certified first class mail, postage prepaid, return receipt requested, five business days after it is mailed, or (c) if sent by a nationally recognized overnight courier, the business day after it is sent, to the party to whom the same is so given or made, at the address of such party as set forth below, which address may be changed by notice to the other party hereto duly given as set forth herein):

     (a)      if to Parent or Merger Sub, to:
              CardioTech International, Inc.
              78 E. Olympia Avenue
              Woburn, Massachusetts  01801-4722
              Facsimile:  (781) 937-4218
              Attn:  Michael Szycher

              with a copy to:
              Ellenoff Grossman Schole & Cyruli, LLP
              370 Lexington Avenue
              19th Floor
              New York, New York  10019
              Facsimile:  (212) 370-7889
              Attn:  Barry I. Grossman, Esq.

     (b)      if to the Company, to:
              Gish Biomedical, Inc.
              22942 Arroyo Vista
              Rancho Santa Margarita, California  92688
              Facsimile:  (949) 635-6299
              Attn:  Kelly D. Scott


              with a copy to:
              Gibson, Dunn & Crutcher LLP
              Jamboree Center
              4 Park Plaza
              Irvine, California  92614
              Facsimile:  (949) 451-4220
              Attn:  John M. Williams, Esq.

     8.3 Interpretation;  Certain Definitions.  When a reference is made in this
         ------------------------------------
Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. The phrases "the date of this

Agreement", "the date hereof", and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the Execution Date. The term "Person" shall mean any corporation, partnership, individual, trust, unincorporated association or other entity or Group (within the meaning of Section 13(d)(3) of the Exchange Act). The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     8.4 Counterparts; Facsimile Delivery. This Agreement may be executed in one
         --------------------------------
or more counterparts and delivered by facsimile, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     8.5 Entire Agreement; Nonassignability; Parties in Interest. This Agreement
         -------------------------------------------------------
and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the Exhibits, the Schedules, including the Company Disclosure Schedule and the Parent Disclosure Schedule,
(a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, except for the Confidentiality Agreement, which shall continue in full force and effect, and shall survive any termination of this Agreement or the Closing, in accordance with its terms, (b) are not intended to confer upon any other Person any rights or remedies hereunder, except as set forth in Sections 1.6(a) - (g), 1.7, 1.10, 5.7, 5.10, 5.11 and 5.12, and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided herein.

     8.6 Severability. In the event that any provision of this Agreement, or the
         ------------
application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     8.7  Remedies   Cumulative.   Except  as  otherwise  provided  herein  (and
          ---------------------
specifically with respect to the remedy provided upon a termination by any party pursuant to Section 7.3(b)), any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

     8.8  Governing  Law. This  Agreement  shall be governed by and construed in
          --------------
accordance with the laws of the State of Delaware without reference to such state's principles of conflicts of law. Each of the parties hereto irrevocably consents to the jurisdiction of any court located within the State of Delaware, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process. THE PARTIES HERETO IRREVOCABLY WAIVE THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     8.9 Rules of  Construction.  The parties  hereto  agree that they have been
         ----------------------
represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     8.10 Assignment. Neither this Agreement nor any of the rights, interests or
          ----------
obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other party, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     8.11  Attorneys'  Fees.  In any  action at law or suit in equity to enforce
           ----------------
this Agreement or the rights or remedies any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a sum equal to all reasonable attorneys' fees and all other costs and expenses incurred in connection with such action or suit.

                     [Signatures Follow On A Separate Page]

     IN WITNESS WHEREOF, the Company, Parent and Merger Sub have each caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

                                  THE COMPANY:

                                  Gish Biomedical, Inc.,

                                  a California corporation

                                  By:      /s/ Kelly D. Scott
                                           ----------------------------------

                                  Name:    Kelly D. Scott
                                           ----------------------------------

                                  Title:   President and Chief Executive Officer

                                  PARENT:

                                  CardioTech International, Inc.,
                                  a Massachusetts corporation

                                  By:      /s/ Michael Szycher
                                           ---------------------------------

                                  Name:    Michael Szycher
                                           ---------------------------------

                                  Title:   Chief Executive Officer
                                           ---------------------------------


                                  MERGER SUB:

                                  Gish Acquisition Corp.,
                                  a Delaware corporation

                                  By:      /s/ Michael Szycher
                                           ---------------------------------

                                  Name:    Michael Szycher
                                           ---------------------------------

                                  Title:   Chief Executive Officer
                                           ---------------------------------



                                SIGNATURE PAGE TO
                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

                                                                      Exhibit A

                                VOTING AGREEMENT

     VOTING AGREEMENT made as of this 25th day of October, 2002, by ASSET VALUE FUND LIMITED PARTNERSHIP ("AVF") and ASSET VALUE MANAGEMENT, INC. ("AVM") in favor of CARDIOTECH INTERNATIONAL, INC. ("Cardiotech").

                              W I T N E S S E T H:

     WHEREAS, Cardiotech, Gish Acquisition Corp. and Gish Biomedical, Inc. ("Gish") have entered into an Agreement and Plan of Merger and Reorganization dated October 25, 2002 (the "Merger Agreement");

     WHEREAS, each of the undersigned will receive substantial direct and indirect benefit by reason of the consummation of the transactions (the "Merger") provided for in the Merger Agreement;

     WHEREAS, each of the undersigned is the record and beneficial owner of such number of shares of capital stock of Gish as of the date hereof as set forth in Exhibit A hereto and will receive shares of capital stock of Cardiotech as a result of the consummation of the Merger;

     WHEREAS, each of the undersigned has determined that its execution, delivery and performance of this Voting Agreement directly benefit, and are in its best interests; and

     WHEREAS,  it is a  condition  precedent  to  the  entering  of  the  Merger
Agreement by Cardiotech and the consummation of the Merger that each of the undersigned shall have executed and delivered to Cardiotech this Voting Agreement.

     NOW, THEREFORE, in consideration of the premises and the agreements herein, and in order to induce Cardiotech to enter into the Merger Agreement and to consummate the Merger, the undersigned, intending to be legally bound, hereby agree with Cardiotech as follows:

     1. Definitions. Reference is hereby made to the Merger Agreement, for a statement of the terms thereof, and each of the undersigned represents and warrants that it has read and reviewed the Merger Agreement. Unless otherwise defined herein, all terms used in this Voting Agreement and not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

     2. Voting Restrictions. For a period of three (3) years following the effectiveness of the Merger, each of AVF and AVM agrees, for itself and its "affiliates" (as defined in the rules and regulations of the Securities and Exchange Commission) (collectively, "Covered Persons"), that (i) he, she or it shall vote all shares of capital stock of Cardiotech then owned by such Covered Person for each and every management nominee in any election of directors of

Cardiotech and not vote or take any action, directly or indirectly, as a shareholder of Cardiotech, which would have the effect of removing any member of the Board of Director of Cardiotech from office, and (ii) all Covered Persons, in the aggregate, shall nominate no more than one (1) person to serve on the Board of Directors of Cardiotech.

     3. Exceptions. The restrictions provided in Section 2 above shall not apply if: (i) on the date the Covered Person wishes to act contrary to Section 2 above, the mathematical average closing stock price of the shares of common stock of Cardiotech for the twenty-five (25) trading days preceding such date is less than fifty percent (50%) of the CTE Closing Price (as hereinafter defined); and (ii) all of the Covered Persons have not at any time taken any "short" positions in the shares of capital stock of Cardiotech. With respect to any person or entity who directly owns an equity interest in either AVF or AVM who is not a Covered Person (each, an "Additional Covered Person"), the restrictions provided in Section 2 above (x) will be applicable only to shares of capital stock of Cardiotech issued to AVF pursuant to the Merger (the "Merger Shares") and not to additional shares otherwise acquired by such Additional Covered Person from any other source and (y) with respect to any Covered Person, are not applicable to any transferee of Merger Shares who is not either a Covered Person or an Additional Covered Person; provided that AVF and AVM each agree that prior to transferring any Merger Shares to any Covered Person or Additional Covered Person, they will require such transferee to execute a joinder to this Agreement, in form and substance reasonably acceptable to Cardiotech, pursuant to which such transferee agrees to be bound by the terms hereof. Notwithstanding anything in this Voting Agreement suggesting the contrary, each Covered Person and Additional Covered Person may sell shares of capital stock of Cardiotech (including, without limitation, the Merger Shares) at any time to any person or entity who is neither a Covered Person nor an Additional Covered Person free and clear of any voting restrictions whatsoever.

     4. CTE Closing Price. For the purposes of this Voting Agreement, "CTE Closing Price" shall mean $1.5124.

     5. Governing Law. This Voting Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

     6. Counterparts. This Voting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Facsimile signatures shall for all purposes hereof be deemed to be original signatures of the parties hereto.

     7. Jurisdiction. Each of the undersigned hereby irrevocably submits to the jurisdiction of the state court or the federal court closest in proximity to Suffolk County, Commonwealth of Massachusetts, in any action, suit or proceeding brought under, in respect of or in connection with this Voting Agreement, and hereby irrevocably waives, to the fullest extent each of the undersigned may effectively do so, any defense based on improper jurisdiction or venue including, without limitation, defenses based on forum non convenience.

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

     8. Legal Fees. The prevailing party in any action, suit or proceeding brought under, in respect of or in connection with this Voting Agreement shall be entitled to reasonable attorney's fees and costs from the other parties thereto.

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Voting Agreement in favor of Cardiotech as of the date first above written.




                            ASSET VALUE FUND LIMITED
                            PARTNERSHIP
                            By: ASSET VALUE MANAGEMENT, INC., as General Partner

                            By: /s/ Paul O. Koether
                                -------------------------------------------
                                Paul O. Koether


                            ASSET VALUE MANAGEMENT, INC.


                            By: /s/ Paul O. Koether
                                -------------------------------------------
                                Paul O. Koether























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




                                    Exhibit A

                   Schedule of Ownership of Gish Capital Stock
                   -------------------------------------------

Asset Value Fund Limited Partnership                                 590,400



























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